Information Statement	|

Important merger information

In May 2019, the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Funds Trust Board”) and of Wells Fargo Master Trust (the “Master Trust Board,” and together with the Funds Trust Board, the “Boards”) approved the merger of Wells Fargo Small Cap Value Fund (the “Target Fund”) into Wells Fargo Small Company Value Fund (the “Acquiring Fund”), two series of Wells Fargo Funds Trust (the “Trust”). The merger does not require approval by Target Fund shareholders.

Please read the following information.

The enclosed document is a prospectus/information statement with information concerning the Target Fund and Acquiring Fund. As a shareholder of the Target Fund, you are being provided with this document to inform you of the principal aspects of the merger of your fund into the Acquiring Fund. We encourage you to read the full text of the enclosed prospectus/information statement.

What is happening?

The Funds Trust Board believes that this merger will benefit current Target Fund shareholders. In the merger, the Target Fund will transfer all of its assets to the Small Company Value Portfolio (the “Master Portfolio”), a series of Wells Fargo Master Trust in which the Acquiring Fund invests, in exchange for interests in the Master Portfolio. Immediately thereafter, the Target Fund will transfer all of its assets (i.e., its interests in the Master Portfolio) to the Acquiring Fund in exchange for Acquiring Fund shares that correspond to those transferred from the Target Fund to the Master Portfolio. The Acquiring Fund shares transferred to the Target Fund will then be distributed to shareholders of the Target Fund. The merger is expected to be a tax-free reorganization for U.S. federal income tax purposes. Immediately following the merger of your fund into the Acquiring Fund, you will hold shares of the Acquiring Fund with a dollar value equal to the dollar value of the Target Fund shares you previously held. The Target Fund and the Acquiring Fund are listed in the table below:

Target Fund	Acquiring Fund
Wells Fargo Small Cap Value Fund	Wells Fargo Small Company Value Fund

What do we believe are some key benefits of the fund merger?

Among the factors that Wells Fargo Funds Management, LLC considered in recommending the merger was the following:

■	All share classes of the Acquiring Fund have achieved higher performance compared to the equivalent share class of the Target Fund for the 1-year, 3-year, 5-year and 10-year time periods, as of March 31, 2019.

■	While the Acquiring Fund’s gross expense ratios before waivers are higher, factoring in the waivers to which Wells Fargo Funds Management, LLC has contractually committed through September 30, 2021, the annual fund operating expenses after fee waivers of the Acquiring Fund are lower compared to the Target Fund.

■	Wells Fargo Funds Management, LLC serves as the investment manager of the Target Fund and the Acquiring Fund.

■	Wells Capital Management Incorporated is the investment sub-advisor for the Target Fund and the Acquiring Fund.

Why have the Boards approved the merger?

Among the factors the Boards considered in approving the merger were the following:

■	The investment objective and principal investment strategy of the Target Fund is comparable to that of the Acquiring Fund.

■	The merger will eliminate duplicative expenses and may reduce associated operating costs.

■	Shareholders will not bear the Merger-related expenses (other than brokerage and transaction costs associated with the sale or purchase of portfolio securities in connection with the Merger).

■	The merger is expected to be a tax-free reorganization for U.S. federal income tax purposes.

Whom should I call with questions about the merger?

If you have any questions about the merger or related merger materials, please call your investment professional, trust officer, or the Wells Fargo Funds at 1-800-222-8222.

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Wells Fargo Asset Management is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company.

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© 2019 Wells Fargo Funds Management, LLC. All rights reserved.	www.wfam.com

WELLS FARGO FUNDS TRUST

525 MARKET STREET, 12TH FLOOR, SAN FRANCISCO, CA 94105
1.800.222.8222

July 2, 2019

Dear Shareholder,

On May 21 and 22, 2019, the investment manager to the Wells Fargo Funds, Wells Fargo Funds Management, LLC (“Funds Management”), proposed to the Boards of Trustees of Wells Fargo Funds Trust and of Wells Fargo Master Trust (collectively, the “Boards”) the merger outlined in the table below (the “Merger”). The Boards approved the Merger and the related Agreement and Plan of Reorganization.

Target Fund	Acquiring Fund
Wells Fargo Small Cap Value Fund	Wells Fargo Small Company Value Fund

This is a general summary of how the Merger will work:

■	The Target Fund will transfer all of its assets to the Small Company Value Portfolio (the “Master Portfolio”), a series of Wells Fargo Master Trust in which the Acquiring Fund invests, in exchange for interests in the Master Portfolio.

■	The Target Fund will then transfer all of its assets (i.e., its interests in the Master Portfolio) to the Acquiring Fund in exchange for Acquiring Fund shares that correspond to those transferred from the Target Fund to the Master Portfolio.

■	The Acquiring Fund will assume all of the liabilities of the Target Fund.

■	The Acquiring Fund will issue new shares that will be distributed to you in a dollar amount equal to the value of your Target Fund shares.

■	You will become a shareholder of the Acquiring Fund and will have your investment managed in accordance with the Acquiring Fund’s investment strategies.

■	You will not incur any sales charges or similar transaction charges as a result of the Merger.

■	It is expected that the Merger will not be a taxable event to the Target Fund, the Acquiring Fund or their shareholders for U.S. federal income tax purposes.

Details about the Target Fund’s and the Acquiring Fund’s investment objectives, principal investment strategies, management, past performance, principal risks, fees, and expenses, along with additional information about the Merger, are contained in the attached prospectus/information statement. Please read it carefully.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen
President
Wells Fargo Funds

WELLS FARGO FUNDS TRUST

525 MARKET STREET, 12TH FLOOR, SAN FRANCISCO, CA 94105
1.800.222.8222

July 2, 2019

PROSPECTUS/INFORMATION STATEMENT

This prospectus/information statement contains information you should know before the completion of the merger (the “Merger”) of your Target Fund into the Acquiring Fund as set forth and defined in the table below, each of which is a series of Wells Fargo Funds Trust (the “Trust”), a registered open-end management investment company. The Merger will result in you receiving shares of the Acquiring Fund in exchange for your shares of the Target Fund.

Target Fund	Acquiring Fund
Wells Fargo Small Cap Value Fund	Wells Fargo Small Company Value Fund

The Target Fund and Acquiring Fund listed above are collectively referred to as the “Funds.”

Please read this prospectus/information statement carefully and retain it for future reference. Additional information concerning each Fund and the Merger has been filed with the Securities and Exchange Commission (the “SEC”).

The prospectuses, statements of additional information and annual reports of the Target Fund and the Acquiring Fund are incorporated into this document by reference and are legally deemed to be part of this prospectus/information statement. Copies of these documents pertaining to either a Target Fund or an Acquiring Fund are available upon request without charge by writing to Wells Fargo Funds, PO Box 219967, Kansas City, MO 64121-99676, calling 1.800.222.8222 or visiting the Wells Fargo Funds website at wfam.com.

You may also view or obtain these documents from the SEC: by phone at 1.800.SEC.0330 (duplicating fee required); in person or by mail at Public Reference Section, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549-0213 (duplicating fee required); by email at publicinfo@sec.gov (duplicating fee required); or by internet at www.sec.gov.

The SEC has not approved or disapproved these securities or determined if this prospectus/information statement is truthful or complete. Any representation to the contrary is a criminal offense.

The shares offered by this prospectus/information statement are not deposits of a bank, are not insured, endorsed or guaranteed by the FDIC or any government agency and involve investment risk, including possible loss of your original investment.

Table of Contents

Overview
Key Features of the Merger ........................................................................................................................................	2
Reasons for the Merger and Boards' Approval ...............................................................................................................	2
Merger Summary (Objectives, Strategies, Risks, Performance, Expense, Management and Tax Information)
Small Cap Value Fund into Small Company Value Fund ...................................................................................................	3
Risk Descriptions ...................................................................................................................................................	10
Management of the Funds ......................................................................................................................................	11
Merger Information
Board Considerations ...............................................................................................................................................	13
Agreement and Plan of Reorganization .......................................................................................................................	16
Material U.S. Federal Income Tax Consequences of the Merger .........................................................................................	16
Account Information
Share Class Eligibility ................................................................................................................................................	26
Share Class Features .................................................................................................................................................	28
Reductions and Waivers of Sales Charge ......................................................................................................................	29
Compensation to Financial Professionals and Intermediaries ...........................................................................................	31
Buying and Selling Fund Shares .................................................................................................................................	32
Exchanging Fund Shares ...........................................................................................................................................	34
Frequent Purchases and Redemptions of Fund Shares ....................................................................................................	35
Distributions ..........................................................................................................................................................	36
Pricing Fund Shares .................................................................................................................................................	36
Information on Shareholders' Rights .......................................................................................................................	37
Financial Statements ..............................................................................................................................................	42
Pro Forma Capitalization ........................................................................................................................................	42
Additional Information ..........................................................................................................................................	43
Exhibits
Exhibit A - Agreement and Plan of Reorganization .........................................................................................................	A-1
Exhibit B - Comparison of the Funds Fundamental Investment Policies ..............................................................................	B-1
Exhibit C - Financial Highlights ...................................................................................................................................	C-1

OVERVIEW

This section summarizes the primary features and consequences of the Merger. This summary is qualified in its entirety by reference to the information contained elsewhere in this prospectus/information statement, in the Merger Statement of Additional Information (“Merger SAI”), in each Fund’s prospectus, in each Fund’s financial statements contained in its annual report, in each Fund’s Statement of Additional Information (“SAI”), and in the related Agreement and Plan of Reorganization (the “Plan”), a form of which is attached as Exhibit A hereto.

KEY FEATURES OF THE MERGER

The Plan sets forth the key features of the Merger covered thereby and generally provides for the following:

■	the transfer of all of the assets of the Target Fund to the Small Company Value Portfolio (the “Master Portfolio”); a series of Wells Fargo Master Trust in which the Acquiring Fund invests, in exchange for interests in the Master Portfolio;

■	the subsequent transfer of all of the assets of the Target Fund (i.e., its interests in the Mater Portfolio) to the Acquiring Fund in exchange for Acquiring Fund shares that correspond to those transferred from the Target Fund to the Master Portfolio;

■	the assumption by the Acquiring Fund of all of the liabilities of the Target Fund;

■	the liquidation of the Target Fund by distributing the shares of the Acquiring Fund to the Target Fund’s shareholders; and

■	the assumption of the costs of the Merger by Wells Fargo Funds Management, LLC (the “Manager” or “Funds Management”) or one of its affiliates.

The Merger is scheduled to take place on or about September 20, 2019 (the “Closing Date”). For a more complete description of the Merger, see the section entitled “Merger Information - Agreement and Plan of Reorganization,” as well as Exhibit A.

REASONS FOR THE MERGER AND THE BOARDS’ APPROVAL

At a meeting held on May 21-22, 2019, the Board of Trustees of the Trust (the “Funds Trust Board”) and of Wells Fargo Master Trust (the “Master Trust Board,” and together with the Funds Trust Board, the “Boards”), including a majority of their respective Trustees who are not “interested persons” of the Target Fund or the Master Portfolio, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), considered and unanimously approved the Merger.

Prior to approving the Merger, the Boards received the recommendation that the Merger be approved from the Manager. In recommending the approval of the Merger to the Board, the Manager noted that it considered various factors, including asset size, performance and profitability. The Manager indicated to the Boards that the proposal to merge the Target Fund into the Acquiring Fund is intended to further rationalize the product offerings of the Wells Fargo fund family by combining funds with similar investment objectives and principal investment strategies.

Before approving the Merger, the Boards reviewed, among other things, information about the Funds and the Merger. This included, among other things, a comparison of various factors, such as the relative sizes of the Funds, the performance records of the Funds, and the expenses of the Funds (including pro forma expense information of the Acquiring Fund following the Merger), as well as the similarities and differences between the Funds’ investment objectives, principal investment strategies and specific portfolio characteristics.

The Funds Trust Board, including all of its Independent Trustees, has concluded that the Merger would be in the best interests of the Target Fund, and that existing shareholders’ interests will not be diluted as a result of the Merger. Accordingly, the Funds Trust Board approved the Plan on behalf of the Target Fund’s shareholders and on behalf of the Acquiring Fund’s shareholders. Additionally, the Master Trust Board, including all of its Independent Trustees, has concluded that the Merger would be in the best interests of the Master Portfolio, and that existing Master Portfolio interestholders’ interests will not be diluted as a result of the Merger. Accordingly, the Master Trust Board approved the Plan on behalf of the Master Portfolio’s interestholders.

For further information about the considerations of the Board, please see the section entitled “Board Considerations.”

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MERGER SUMMARY INCLUDING (OBJECTIVES, STRATEGIES, RISKS, PERFORMANCE, EXPENSE, MANAGEMENT AND TAX INFORMATION)

The following section provides a comparison of the Funds’ investment objectives, principal investment strategies, fundamental investment policies, risks, performance records, and expenses. It also provides information about what the management and share class structure of the Acquiring Fund will be after the Merger. The information below is only a summary; for more detailed information, please see the rest of this prospectus/information statement and each Fund’s prospectus(es) and SAI. In this section, percentages of a Fund’s “net assets” are measured as percentages of net assets plus borrowings for investment purposes. References to “we” in the principal investment strategy discussion for a Fund generally refer to the Manager or the sub-adviser.

The Acquiring Fund is a gateway fund in a master/gateway structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios, and may invest directly in securities, to achieve its investment objective. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio in which it invests.

WELLS FARGO SMALL CAP VALUE FUND INTO WELLS FARGO SMALL COMPANY VALUE FUND

SHARE CLASS INFORMATION

The following table illustrates the share class of the Acquiring Fund you will receive in exchange for your Target Fund shares as a result of the Merger.

If you own this class of shares of the Wells Fargo Small Cap Value Fund:	You will receive this class of shares of the Wells Fargo Small Company Value Fund:
Class A	Class A
Class C	Class C
Class R6	Class R6
Administrator Class	Administrator Class
Institutional Class	Institutional Class

The Acquiring Fund shares you will receive as a result of the Merger will have the same dollar value as your Target Fund shares as of the close of business on the business day immediately prior to the Merger.

The procedures for buying, selling and exchanging shares of the Funds are identical. For additional information see the section entitled “Buying, Selling and Exchanging Fund Shares.” Additional information on how you can buy, sell or exchange shares of each Fund is available in the Funds’ prospectuses and SAI. In addition, the distribution policies for the Funds are the same.

INVESTMENT OBJECTIVE AND STRATEGY COMPARISON

The following section compares the investment objectives, principal investment strategies and fundamental investment policies of the Funds. The investment objectives of the Funds may be changed without shareholder approval.

The Funds’ investment objectives are identical in that both Funds seek long-term capital appreciation.

The Funds’ principal investment strategies are similar in that both Funds invest 80% of their net assets in equity securities of small-capitalization companies. A primary difference is that the Target Fund’s investment strategy defines small capitalization securities as having the market capitalization of the Russell 2500 while the Acquiring Fund’s investment strategy defines such securities as having the market capitalization of the Russell 2000. Another primary difference is that the Target Fund, under normal circumstances, may invest up to 30% of its total assets in equity securities of foreign issuers, including ADRs and similar investments, while the Acquiring Fund does not have a similar capability. In addition, the Acquiring Fund is a gateway fund that invests substantially all of its assets in the Master Portfolio.

Wells Fargo Small Cap Value Fund	Wells Fargo Small Company Value Fund
INVESTMENT OBJECTIVES	INVESTMENT OBJECTIVES
The Fund seeks long-term capital appreciation.	The Fund seeks long-term capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES	PRINCIPAL INVESTMENT STRATEGIES

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Wells Fargo Small Cap Value Fund	Wells Fargo Small Company Value Fund

Under normal circumstances, we invest: at least 80% of the Fund’s net assets in equity securities of small-capitalization companies; and up to 30% of the Fund’s total assets in equity securities of foreign issuers, including ADRs and similar investments.

Under normal circumstances, we invest: at least 80% of the Fund’s net assets in equity securities of small-capitalization companies.

We invest principally in equity securities of small-capitalization companies, which we define as companies with market capitalizations within the range of the Russell 2500TM Index at the time of purchase. The market capitalization range of the Russell 2500TM Index was $13.8 million to $24.05 billion as of May 31, 2018, and is expected to change frequently. We may also invest in equity securities of foreign issuers including ADRs and similar investments. As a hedging strategy, the Fund may write put and call options, meaning that the Fund sells an option to another party giving that party the right to either sell a stock to (put) or buy a stock from (call) the Fund at a predetermined price in the future. Whether or not this hedging strategy is successful depends on a variety of factors, particularly our ability to predict movements of the price of the hedged stock. Furthermore, we may use options to enhance return.

The Fund is a gateway fund that invests substantially all of its assets in the Small Company Value Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

We invest principally in equity securities of small-capitalization companies, which we define as companies with market capitalizations within the range of the Russell 2000® Index at the time of purchase. The market capitalization range of the Russell 2000® Index was approximately $4 million to $12.9 billion, as of January 31, 2018 and is expected to change frequently.

We employ a multi-faceted investment process that consists of quantitative idea generation and rigorous fundamental research. This process involves identifying companies that we believe exhibit attractive valuation characteristics and warrant further research. We then conduct fundamental research to find securities in small-capitalization companies with a positive dynamic for change that could move the price of such securities higher. The positive dynamic may include a change in management team, a new product or service, corporate restructuring, an improved business plan, a change in the regulatory environment, or the right time for the industry in its market cycle. We typically sell a security when its fundamentals deteriorate, its relative valuation versus the peer group and market becomes expensive, or for risk management considerations. We believe the combination of buying the securities of undervalued small-capitalization companies with positive dynamics for change limits our downside risk while allowing us to potentially participate in significant upside appreciation in the price of such securities.

Our team’s strategy is designed to provide exposure to small public companies with current stock prices that we believe do not accurately reflect their intrinsic values. We use bottom-up fundamental analysis (i.e., focusing on company specific factors rather than broader market factors) to execute our investment philosophy which focuses on identifying three core alpha (i.e., excess returns relative to an index) drivers: value, quality partner, and contrarian. First and foremost, we believe a prospective company should possess attractive value characteristics such as being priced at a discount relative to peers and the company’s own historic valuation metrics. We also seek companies that are shareholder-friendly quality partner firms demonstrating favorable cash flow generating capabilities and that have the management, business model, products and resources to drive organic growth. Lastly, the investment should exhibit what we believe are contrarian characteristics and be in a unique position for value creation, yet, overlooked by the investment community. We may sell a stock when it becomes fairly valued or when signs of fundamental deterioration surface.

Except as noted above with respect to the Funds’ 80% policies, the fundamental investment policies of the Funds, which may only be changed with shareholder approval, are identical. For a comparative chart of the Funds’ fundamental investment policies, please see Exhibit B.

PRINCIPAL RISK COMPARISON

The principal risks of the Target Fund are substantially similar, but not identical, to those of the Acquiring Fund due to the similarity of the Funds’ investment objectives and principal investment strategies, as noted above.

The table below compares the principal risk factors of the Target Fund with those of the Acquiring Fund. These risks are described in the section entitled “Risk Descriptions.”

Wells Fargo Small Cap Value Fund	Wells Fargo Small Company Value Fund
Derivatives Risk	Not subject to Derivatives Risk
Foreign Investment Risk	Not subject to Foreign Investment Risk
Growth/Value Investing Risk	Growth/Value Investing Risk
Management Risk	Management Risk
Market Risk	Market Risk
Options Risk	Not subject to Options Risk
Smaller Company Securities Risk	Smaller Company Securities Risk

The Funds have other investment policies, practices and restrictions which, together with their related risks, are set forth in the Funds’ prospectuses and SAI.

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FUND PERFORMANCE COMPARISON

The following bar charts and tables illustrate how each Fund’s returns have varied from year to year and compare each Fund’s returns with those of one or more broad-based securities indexes. Past performance (before and after taxes) is not necessarily an indication of future results. Current month-end performance information is available for the Funds on the Wells Fargo Funds website at wfam.com.

Calendar Year Total Returns for Class A Shares (%) for the Wells Fargo Small Cap Value Fund

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Highest Quarter: 3rd Quarter 2009	+21.66%
Lowest Quarter: 4th Quarter 2018	-19.61%
Year-to-date total return as of 4/30/2019 is 18.08%

Average Annual Total Returns for the periods ended 12/31/2018 (returns reflect applicable sales charges) for Wells Fargo Small Cap Value Fund
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	11/30/2000	-23.45%	1.35%	8.82%
Class A (after taxes on distributions)	11/30/2000	-27.22%	-3.89%	5.61%
Class A (after taxes on distributions and the sale of Fund Shares)	11/30/2000	-10.87%	0.96%	7.18%
Class C (before taxes)	11/30/2000	-20.34%	1.81%	8.66%
Class R6 (before taxes)	6/28/2013	-18.42%	3.01%	9.95%
Administrator Class (before taxes)	7/30/2010	-18.60%	2.76%	9.71%
Institutional Class (before taxes)	7/31/2007	-18.44%	2.97%	9.93%
Russell 2000® Value Index (reflects no deduction for fees, expenses, or taxes)		-12.86%	3.61%	10.40%

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Calendar Year Total Returns for Class A Shares (%) for the Wells Fargo Small Company Value Fund

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Highest Quarter: 2nd Quarter 2009	+34.00%
Lowest Quarter: 3rd Quarter 2011	-22.90%
Year-to-date total return as of 4/30/2019 is 13.63%

Average Annual Total Returns for the periods ended 12/31/2018 (returns reflect applicable sales charges) for Wells Fargo Small Company Value Fund
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	1/31/2002	-19.11%	2.03%	12.01%
Class A (after taxes on distributions)	1/31/2002	-19.25%	1.97%	11.96%
Class A (after taxes on distributions and the sale of Fund Shares)	1/31/2002	-11.22%	1.56%	10.05%
Class C (before taxes)	8/30/2002	-15.82%	2.48%	11.87%
R6 Class (before taxes)	10/31/2016	-13.83%	3.59%	13.04%
Administrator Class (before taxes)	1/31/2002	-14.10%	3.41%	12.94%
Institutional Class (before taxes)	7/30/2010	-13.91%	3.62%	13.13%
Russell 2000® Value Index (reflects no deduction for fees, expenses, or taxes)		-12.86%	3.61%	10.40%

SHAREHOLDER FEE AND FUND EXPENSE COMPARISON

This section compares the fees and expenses you pay if you buy, hold, and sell shares of the Target Fund and the Acquiring Fund.

For information about the share class of the Acquiring Fund that you will receive in connection with the Merger, please see the section entitled “Share Class Information” above.

The following table entitled “Shareholder Fees” allows you to compare the maximum sales charges of the Funds and includes a Pro Forma column that shows you what the sales charges will be assuming the Merger takes place. The sales charges for each class of shares of the Target Fund are identical to those of the class of shares of the Acquiring Fund. The Target Fund shareholders will not pay any front-end or deferred sales charges in connection with the Merger.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the aggregate in specified classes of Wells Fargo Funds. More information about these and other discounts is available in the “Reductions and Waivers of Sales Charges” section of this prospectus/information statement and from your financial professional and in the Funds’ prospectuses.

The following table entitled “Annual Fund Operating Expenses” allows you to compare the annual operating expenses of the Funds. The total annual fund operating expenses for both Funds set forth in the following table are based on the

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actual expenses incurred in each Fund’s most recent fiscal year. The Target Fund’s most recent fiscal year end was March 31, 2019, however, the total annual fund operating expenses included below reflect Target Fund figures as of the fiscal year end of March 31, 2018 consistent with the Target Fund’s current prospectus. These expenses are not materially different than those reflected in the Target Fund’s financial statements as of March 31, 2019. The Acquiring Fund’s most recent fiscal year end was May 31, 2019. The total annual fund operating expenses indicated below reflect Acquiring Fund figures as of the fiscal year end of May 31, 2018 as financial statements for the most recent fiscal year end are not yet available. The pro forma expense column shows you what the total annual fund operating expenses (before and after waiver) would have been for the Acquiring Fund for the twelve-month period ended November 30, 2018, assuming the Merger had taken place at the beginning of that period.

Shareholder Fees (fees paid directly from your investment)
	Wells Fargo Small Cap Value Fund	Wells Fargo Small Company Value Fund	Wells Fargo Small Company Value Fund (Pro Forma)
Class A
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	5.75%	5.75%	5.75%
Maximum deferred sales charge (load) (as a percentage of the offering price)	None[1]	None[1]	None[1]
Class C
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of the offering price)	1.00%	1.00%	1.00%
Class R6
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of the offering price)	None	None	None
Administrator Class
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of the offering price)	None	None	None
Institutional Class
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of the offering price)	None	None	None
1.	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% if you sell the shares within eighteen months from the date of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Wells Fargo Small Cap Value Fund	Wells Fargo Small Company Value Fund (Pre-Merger)	Wells Fargo Small Company Value Fund (Pro Forma)
Class A
Management Fees	0.84%	0.85%[1]	0.84%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.49%	0.61%	0.51%
Acquired Fund Fees and Expenses	0.01%	0.00%	0.00%
Total Annual Fund Operating Expenses	1.34%	1.46%[2]	1.35%
Waiver of Fund Expenses	(0.05)%	(0.31)%	(0.20)%
Total Annual Fund Operating Expenses After Fee Waiver	1.29%[3]	1.15%4,[5]	1.15%[6]

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Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Wells Fargo Small Cap Value Fund	Wells Fargo Small Company Value Fund (Pre-Merger)	Wells Fargo Small Company Value Fund (Pro Forma)
Class C
Management Fees	0.84%	0.85%[1]	0.84%
Distribution (12b-1) Fees	0.75%	0.75%	0.75%
Other Expenses	0.49%	0.61%	0.51%
Acquired Fund Fees and Expenses	0.01%	0.00%	0.00%
Total Annual Fund Operating Expenses	2.09%	2.21%[2]	2.10%
Waiver of Fund Expenses	(0.05)%	(0.31)%	(0.20)%
Total Annual Fund Operating Expenses After Fee Waiver	2.04%[3]	1.90%[4,5]	1.90%[6]
Class R6
Management Fees	0.84%	0.85%[1]	0.84%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.06%	0.18%	0.08%
Acquired Fund Fees and Expenses	0.01%	0.00%	0.00%
Total Annual Fund Operating Expenses	0.91%	1.03%[2]	0.92%
Waiver of Fund Expenses	(0.07)%	(0.28)%	(0.17)%
Total Annual Fund Operating Expenses After Fee Waiver	0.84%[3]	0.75%[4,5]	0.75%[6]
Administrator Class
Management Fees	0.84%	0.85%[1]	0.84%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.41%	0.53%	0.43%
Acquired Fund Fees and Expenses	0.01%	0.00%	0.00%
Total Annual Fund Operating Expenses	1.26%	1.38%[2]	1.27%
Waiver of Fund Expenses	(0.17)%	(0.33)%	(0.22)%
Total Annual Fund Operating Expenses After Fee Waiver	1.09%[3,4]	1.05%[4,5]	1.05%[6]
Institutional Class
Management Fees	0.84%	0.85%[1]	0.84%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.16%	0.28%	0.18%
Acquired Fund Fees and Expenses	0.01%	0.00%	0.00%
Total Annual Fund Operating Expenses	1.01%	1.13%[2]	1.02%
Waiver of Fund Expenses	(0.12)%	(0.28)%	(0.17)%
Total Annual Fund Operating Expenses After Fee Waiver	0.89%[3,4]	0.85%[4,5]	0.85%[6]
1.	Includes the fees charged by the Manager for providing advisory services to the master portfolio in which the Fund invests substantially all of its assets.
2.	Includes other expenses allocated from the master portfolio in which the Fund invests.
3.	The Manager has contractually committed through July 31, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at 1.28% for Class A, 2.03% for Class C, 0.83% for Class R6, 1.08% for Administrator Class and 0.88% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.
4.	Expenses have been adjusted as necessary from amounts incurred during the Fund’s most recent fiscal year to reflect current fees and expenses.
5.	The Manager has contractually committed through September 30, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amount shown above. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the underlying master portfolio invests, and extraordinary expenses are excluded from the expense cap. Net expenses from the affiliated master portfolio are included in the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.
6.	Effective upon the closing of the Merger, the Manager has contractually committed through September 30, 2021, to waive fees and/or reimburse

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expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown above. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Funds Trust Board.

Examples of Fund Expenses

The examples below are intended to help you compare the costs of investing in the Target Fund with the costs of investing in the Acquiring Fund, both before and after the Merger, and are for illustration only. The examples assume a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same, as in the tables above. To the extent that the Manager is waiving fees or reimbursing expenses, the examples assume that such waivers or reimbursements will only be in place through the date noted above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Wells Fargo Small Cap Value Fund (Pre-Merger)
Assuming you sold your shares, you would pay:	After 1 Year	After 3 Years	After 5 Years	After 10 Years
Class A	$699	$970	$1,262	$2,091
Class C	$307	$650	$1,119	$2,417
Class R6	$86	$283	$497	$1,113
Administrator Class	$111	$383	$675	$1,508
Institutional Class	$91	$310	$546	$1,225
Assuming you held your shares, you would pay:
Class C	$207	$650	$1,119	$2,417

Wells Fargo Small Company Value Fund (Pre-Merger)
Assuming you sold your shares, you would pay:	After 1 year	After 3 Years	After 5 Years	After 10 Years
Class A	$685	$951	$1,270	$2,169
Class C	$293	$630	$1,127	$2,494
Class R6	$77	$271	$513	$1,207
Administrator Class	$107	$370	$691	$1,598
Institutional Class	$87	$302	$567	$1,323
Assuming you held your shares, you would pay:
Class C	$193	$630	$1,127	$2,494

Wells Fargo Small Company Value Fund (Pro Forma)
Assuming you sold your shares, you would pay:	After 1 year	After 3 Years	After 5 Years	After 10 Years
Class A	$685	$940	$1,235	$2,072
Class C	$293	$618	$1,091	$2,399
Class R6	$77	$258	$475	$1,099
Institutional Class	$87	$290	$529	$1,216
Administrator Class	$107	$358	$654	$1,494
Assuming you held your shares, you would pay:
Class C	$193	$618	$1,091	$2,399

Each Fund has a shareholder servicing fee of up to 0.25% for Class A, Class C and Administrator Class shares. Class R6 and Institutional Class shares do not pay a shareholder servicing fee.

FUND MANAGEMENT INFORMATION

The following table identifies the manager and sub-adviser for the Acquiring Fund. The manager and sub-adviser of the Target Fund and Acquiring Fund are the same. Further information about the management of the Acquiring Fund can be found under the section entitled “Management of the Funds.”

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Wells Fargo Small Company Value Fund
Investment Manager	Wells Fargo Funds Management, LLC
Investment Sub-adviser	Wells Capital Management Incorporated
Portfolio Manager, Title/Managed Since	Jeff Goverman, Portfolio Manager / 2018 Garth R. Nisbet, CFA, Portfolio Manager / 2018 Craig Pieringer, CFA, Portfolio Manager / 2018

TAX INFORMATION

It is expected that the Merger will qualify as a tax-free “reorganization” for U.S. federal income tax purposes under Section 368(a) of the Internal Revenue Code of 1986, as amended. A receipt of an opinion substantially to that effect from Dechert LLP, tax counsel to the Acquiring Fund, is a condition to the obligation of the Funds to consummate the Merger. As a tax-free reorganization, the Merger will not be taxable to the Acquiring Fund, the Target Fund or their shareholders for U.S. federal income tax purposes. Even though the Merger is expected to be tax-free, because the Merger will end the tax year of the Target Fund, the Merger may accelerate taxable distributions from the Target Fund to its shareholders.

The cost basis and holding period of the Target Fund shares will carry over to the shares of the Acquiring Fund you receive as a result of the Merger, in each case for U.S. federal income tax purposes. At any time prior to the consummation of the Merger, a shareholder may redeem shares, usually resulting in recognition of a gain or loss for U.S. federal income tax purposes to the redeeming shareholder if the shareholder holds the shares in a taxable account.

For net capital losses realized in taxable years beginning before January 1, 2011, U.S. federal income tax law permits registered investment companies (“RICs”), such as the Funds, to carry forward a net capital loss to offset its capital gain, if any, realized during the eight years following the year of the loss. For net capital losses realized in taxable years beginning on or after January 1, 2011, a Fund is permitted to carry forward a net capital loss to offset its capital gain indefinitely. The Target Fund may be presently entitled to significant net capital loss carryforwards for U.S. federal income tax purposes, as detailed in “Material U.S. Federal Income Tax Consequences of the Merger.”

It is not anticipated that a substantial portion of the securities held by the Target Fund will be disposed of in connection with the Merger to align the securities portfolio of the Target Fund with the securities portfolio of the Acquiring Fund. Independent of the Merger, the Target Fund changed its investment/stock selection process, investment portfolio and portfolio management team in May 2019, which resulted in an alignment of the Target Fund’s and Acquiring Fund’s (or Master Portfolio therefor, as applicable) investment/stock selection processes, investment portfolios and portfolio management teams. Any further realignment of the Target Fund’s Portfolio to conform with that of the Acquiring Fund could result in additional portfolio transaction costs to the Target Fund and increased taxable distributions to shareholders of the Target Fund. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Target Fund’s basis in such assets. Any net realized capital gain from sales that occur prior to the Merger will be distributed to the Target Fund’s shareholders as capital gain distributions (to the extent of the excess of net long-term capital gain over net short-term capital loss) and/or ordinary dividends (to the extent of the excess net short-term capital gain over net long-term capital loss) during or with respect to the year of sale (after reduction by any available capital loss carryforwards), and such distributions will be taxable to shareholders. This portfolio turnover would be in addition to the portfolio turnover that would be experienced by the Acquiring Fund following the Merger in connection with its normal investment operations.

Certain other U.S. federal income tax consequences are discussed below under “Material U.S. Federal Income Tax Consequences of the Merger.”

RISK DESCRIPTIONS

An investment in the Acquiring Fund is subject to certain risks. There is no assurance that the return of the Acquiring Fund will be positive or that the Acquiring Fund will meet its investment objective. An investment in the Acquiring Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates; is not insured, or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment. Like most investments, your investment in the Acquiring Fund could result in a loss of money. The following provides additional information regarding the various risks (in alphabetical order) of investing in the Acquiring Fund as referenced in the section entitled “Merger Summary - Principal Risk Comparison”.

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Growth/Value Investing Risk. Securities that exhibit certain characteristics, such as growth characteristics or value characteristics, tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions. As a result, a Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or in securities that exhibit different characteristics.

Management Risk. Investment decisions, techniques, analyses or models implemented by a Fund’s manager or sub-adviser in seeking to achieve the Fund’s investment objective may not produce the returns expected, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

Market Risk. The values of, and/or the income generated by, securities held by a Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments.

Smaller Company Securities Risk. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than those of larger companies. Smaller companies may have no or relatively short operating histories, limited financial resources or may have recently become public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

MANAGEMENT OF THE FUNDS

The following provides additional information regarding the manager and sub-adviser of the Acquiring Fund as referenced in the section entitled “Merger Summary” and also provides expenses related to the operation of the Acquiring Fund. The Manager and sub-adviser of the Target Fund are the same as the Manager and sub-adviser of its Acquiring Fund.

MANAGER

Funds Management, headquartered at 525 Market Street, San Francisco, CA 94105, provides advisory and fund-level administrative services to the Acquiring Fund pursuant to an investment management agreement. Funds Management is a wholly owned subsidiary of Wells Fargo & Company, a publicly traded diversified financial services company that provides banking, insurance, investment, mortgage and consumer financial services. Funds Management is a registered investment adviser that provides advisory services for registered mutual funds, closed-end funds and other funds and accounts. Funds Management is a part of Wells Fargo Asset Management, the trade name used by the asset management businesses of Wells Fargo & Company.

SUB-ADVISER

Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, located at 525 Market Street, San Francisco, California 94105, is the sub-adviser for the Acquiring Fund. Wells Capital is responsible for the day-to-day investment management activities of the Acquiring Fund. Wells Capital is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.

MANAGEMENT AND SUB-ADVISORY FEES

Because the Acquiring Fund invests all of its assets in a single portfolio, no investment advisory services are currently provided at the Acquiring Fund level. However, in order to preserve flexibility to allow the Acquiring Fund to invest in more than one master portfolio of the Wells Fargo Master Trust, the Acquiring Fund has a “dormant” advisory arrangement with Funds Management. Under the dormant advisory arrangement, Funds Management will receive no advisory fees from the Acquiring Fund as long as the Acquiring Fund continues to invest all (or substantially all) of its assets in a single master portfolio of Master Trust. If the Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios (a gateway blended Fund), Funds Management would be entitled to receive an annual fee of 0.25% of the Acquiring Fund’s average daily net assets for providing investment advisory services to the Acquiring Fund, including a determination of the asset allocation of the Acquiring Fund’s investment in various master portfolios. If, in reliance upon current published “no-action” interpretative positions of the staff of the SEC, the Acquiring Fund redeems all or a portion of its assets from any master portfolio and invests those assets directly in a portfolio of securities, Funds Management expects that it would be entitled to receive the advisory

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rate (pass-through advisory fee) listed below which mirrors the current advisory fee charged by Funds Management to the Master Portfolio in which the Acquiring Fund invests for the management of those assets.

Fund	Active Advisory Fees	Dormant Asset Allocation Fees	Annual Rate
Wells Fargo Small Company Value Fund	0.85%	0.25%	First $500M Next $500M Next $1B Next $1B Next $1B Over $4B	0.800% 0.775% 0.750% 0.725% 0.700% 0.680%

As compensation for the investment management services Funds Management provides to the Target Fund, Funds Management is entitled to receive a monthly fee at the annual rates indicated below, as a percentage of the Target Fund’s average daily net assets.

Fund	Annual Rate
Wells Fargo Small Cap Value Fund	First $500M Next $500M Next $1B Next $1B Next $1B Next $1B Next $5B Over $10B	0.850% 0.825% 0.800% 0.775% 0.750% 0.730% 0.720% 0.710%

For the Acquiring Fund’s most recent fiscal year, the management fee paid to Funds Management, net of any applicable waivers and reimbursement was as follows:

Fund	As a % of average daily net assets
Wells Fargo Small Company Value Fund	0.80%[1]
1.	The Acquiring Fund is a gateway fund that invests substantially all of its assets in a single master portfolio, the Wells Fargo Small Company Value Portfolio. Because the Acquiring Fund invests substantially all of its assets in a single portfolio, Funds Management received no advisory fees from the Acquiring Fund during the Fund’s most recent fiscal year. The aggregate advisory fee paid to Funds Management by the Wells Fargo Small Company Value Portfolio for its most recent fiscal year was 0.79%.

Currently, because the Acquiring Fund invests all of its assets in a single portfolio, no investment sub-advisory services are provided at the gateway feeder Fund level, and, accordingly, a sub-adviser received no sub-advisory fee. If in reliance upon current published “no-action” interpretative positions of the staff of the SEC, a gateway feeder Fund redeems its assets from a master portfolio and invests them directly using the sub-adviser, the sub-adviser would be entitled to receive a sub-advisory fee at the same rate the sub-adviser received from the master portfolio for investing the portion of the gateway feeder Fund’s assets formerly invested in the master portfolio. The sub-adviser would be compensated for its services by Funds Management from the advisory fees Funds Management receives for its services. In that event, it is expected that the sub-advisory fees that would be charged to the Acquiring Fund would be identical to the sub-advisory fees currently charged to the master portfolios in which the Acquiring Fund invests, which are listed in the chart below.

Fund	Assets Under Management	Fee
Wells Fargo Small Company Value Fund	First $100M Next $100M Over $200M	0.550% 0.500% 0.400%

For providing investment sub-advisory services to the Target Fund, Wells Capital Management is entitled to receive monthly fees at the annual rates indicated below, which are stated as a percentage of the Target Fund’s average daily net assets. Wells Capital Management is compensated for its services by Funds Management from the fees Funds Management receives for its services as investment manager to the Target Fund. As noted below, the sub-advisory fee schedule for the Target Fund is identical to the sub-advisory fee schedule for the Acquiring Fund.

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Fund	Assets Under Management	Fee
Wells Fargo Small Cap Value Fund	First $100M Next $100M Over $200M	0.550% 0.500% 0.400%

MULTI-MANAGER ARRANGEMENT

The Funds and Funds Management have obtained an exemptive order from the SEC that permits Funds Management, subject to the approval of the Funds Trust Board, to select certain sub-advisers and enter into or amend sub-advisory agreements with them, without obtaining shareholder approval. The SEC order extends to sub-advisers that are not otherwise affiliated with Funds Management or the Funds, as well as sub-advisers that are wholly-owned subsidiaries of Funds Management or of a company that wholly owns Funds Management (“Multi-Manager Sub-Advisers”).

Pursuant to the order, Funds Management, with the approval of the Funds Trust Board, may hire or replace Multi-Manager Sub-Advisers for each Fund that is eligible to rely on the order. Funds Management, subject to the Funds Trust Board’s oversight, has the responsibility to oversee Multi-Manager Sub-Advisers and to recommend their hiring, termination and replacement. If a new sub-adviser is hired for a Fund pursuant to the order, the Fund is required to notify shareholders within 90 days. The Funds are not required to disclose the individual fees that Funds Management pays to a Multi-Manager Sub-Adviser.

ADDITIONAL INFORMATION REGARDING THE EXPENSES OF THE FUNDS

The Acquiring Fund pays Funds Management a class-level administrative fee. The class-level administrative fee is applied on a class-by-class basis and at rates that differ among classes. Funds Management provides or obtains transfer agency services for the Acquiring Fund as part of its class-level administrative service, and the administrative fee paid on a class-by-class basis is intended in part to compensate Funds Management for providing or obtaining those transfer agency services. The Acquiring Fund’s SAI contains more information regarding the administration and transfer agency service fees borne by the Acquiring Fund.

MERGER INFORMATION

BOARD CONSIDERATIONS

At a regular meeting of the Boards held on May 21-22, 2019 (the “Meeting”), the Boards, all of the members of which are Independent Trustees, considered the Merger. In advance of the Meeting, Funds Management provided extensive background materials and analyses to the Boards. These materials included the rationale for the proposed Merger, as well as information on the investment objectives and principal investment strategies of both the Target Fund and the Acquiring Fund; their respective fee arrangements, operating expense ratios, asset sizes, risk profiles and investment performance; and analyses of certain tax information, transaction cost information and the projected benefits of the Merger. Representatives of Funds Management presented these materials and responded to questions at the Meeting.

The Independent Trustees reviewed and discussed these materials and analyses with Funds Management and among themselves. The Independent Trustees were assisted in their evaluation of the Merger by independent legal counsel, with whom they met separately and from whom they received separate legal advice. After such review, discussion and evaluation, the Boards unanimously approved the Plan for the Merger at the Meeting. In their deliberations, the Boards recognized that some of the projected benefits of the Merger would accrue to Funds Management and its affiliates, in addition to those that would accrue to the shareholders of the Target Fund and the Acquiring Fund. In this regard, the Boards noted that Funds Management and its affiliates are likely to benefit from the elimination of duplicative expenses and the reduction of other associated operational costs resulting from the consolidation of two funds with similar investment strategies. The Boards recognized these benefits, among others, in the context of focusing on Fund shareholder benefits and evaluating the Merger overall. The Funds Trust Board determined that merging the Target Fund into the Acquiring Fund would be in the best interests of both Funds, and the Master Trust Board determined that the Merger would be in the best interests of the Master Portfolio. The Funds Trust Board further determined that the interests of the shareholders of both the Target Fund and the Acquiring Fund would not be diluted as a result of the consummation of the Merger; the Master Trust Board also determined that the interests of the existing interestholders of the Master Portfolio would not be diluted as a result of the consummation of the Merger.

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In approving the Plan, the Boards did not identify any particular information or consideration that was all-important or controlling, and each Trustee likely attributed different weights to various factors.

Overall Basis For Approval. The Funds Trust Board considered a number of factors in determining that the Merger would be in the best interests of the Target Fund and its shareholders. After noting that the Funds’ investment objectives are identical, the Funds Trust Board considered that the Merger would result in the Target Fund, which has underperformed and has experienced significant outflows over the past several years, being merged into the Acquiring Fund, a higher-performing fund whose investment strategy is similar, but not identical, to that of the Target Fund. The Funds Trust Board also noted that, in advance of the Merger, the Target Fund would transition its investment/stock selection process and portfolio management team, which would align with those of the Acquiring Fund. Furthermore, the Funds Trust Board noted that, after giving effect to the Merger and fee waiver and expense reimbursement commitments, the net expense ratio of each share class of the Acquiring Fund will be lower than that currently paid by each corresponding share class of the Target Fund. Moreover, the Funds Trust Board considered other possible options for the Target Fund, including other potential merger candidates among the Wells Fargo Fund family and liquidation, and determined that the Merger provided the most potential benefits to Target Fund shareholders.

Portfolio Management. The Boards considered the principal investment strategy similarities and differences described below, and determined that the principal investment strategies of the Acquiring Fund are similar enough to those of the Target Fund to allow shareholders to maintain an investment in a combined fund with similar, though not identical, attributes. The Board also took into account that, in advance of the Merger, the Target Fund would transition its investment/stock selection process, portfolio management team and portfolio composition which would align with those of the Acquiring Fund. To the extent the principal investment strategies of the Acquiring Fund differ from those of the Target Fund, as described in the section entitled “Merger Summary (Objectives, Strategies, Risks, Performance, Expense, Management and Tax Information) - Investment Objective and Strategy Comparison” above and under Compatible Objectives and Investment Strategies below, the Funds Trust Board considered those differences as part of its overall determination that participating in the Merger would be in the best interests of the Target Fund.

The Boards noted that, because the Acquiring Fund invests all of its assets in the Master Portfolio, no investment advisory services are currently provided at the Acquiring Fund level, and the Acquiring Fund pays Funds Management an investment management fee for Fund-level administrative services only. The Boards noted that the Master Portfolio pays a management fee to Funds Management for investment advisory services, and that the contractual management fee rates of the Target Fund are identical to those of the Acquiring Fund and the Master Portfolio in which the Acquiring Fund exclusively invests on a combined basis. The Boards also noted that the pro forma effective management fee rate for the Acquiring Fund and the Master Portfolio in which the Acquiring Fund exclusively invests on a combined basis is currently identical to, and after the Merger would be lower than, the current effective management fee rate of the Target Fund.

The Boards also noted that the contractual sub-advisory fee rate schedules of both the Target Fund and the Master Portfolio are identical, and that the Target Fund’s effective sub-advisory fee rate is lower than that of the Master Portfolio , reflecting the Target Fund’s greater asset level. The Boards further noted that the pro forma effective sub-advisory fee rate of the Master Portfolio after the Merger would be lower than the current effective sub-advisory fee rates of both the Target Fund and the Master Portfolio.

Greater Potential Economies Of Scale And Viability. The Boards also considered that shareholders of both the Target Fund and the Acquiring Fund may benefit from the potential for greater economies of scale after the Merger because their combined assets will provide for greater long-term viability and may aid in further reducing management fees under applicable breakpoint schedules.

Compatible Objectives And Investment Strategies. As described in the section entitled “Merger Summary (Objectives, Strategies, Risks, Performance, Expense, Management and Tax Information) - Investment Objective and Strategy Comparison” above, the Boards considered that the Acquiring Fund and the Target Fund have identical investment objectives and similar principal investment strategies. Specifically, the Boards noted that both the Target Fund and the Acquiring Fund, under normal circumstances, invest at least 80% of their net assets in equity securities of small-capitalization companies. The Board also noted that the Target Fund, as part of its principal investment strategy, may also invest up to 30% of its total assets in equity securities of foreign issuers, including ADRs and similar investments.

The Funds Trust Board also considered that the Acquiring Fund, a feeder fund in a master/feeder structure, gains exposure to investments consistent with its investment objective and strategies by holding interests in the Master

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Portfolio whose investment objective and strategies are identical to those of the Acquiring Fund. In addition, the Funds Trust Board noted that the Target Fund and the Acquiring Fund have the same primary benchmark index.

The Funds Trust Board also considered that the Acquiring Fund’s Master Portfolio had a substantially higher portfolio turnover rate than the Target Fund, as of March 31, 2019, mostly resulting from a portfolio repositioning in connection with a change to the Master Portfolio’s portfolio management team and strategy in May 2018.

The Boards also considered the investment portfolios of the Target Fund and the Master Portfolio in which the Acquiring Fund exclusively invests, and the extent to which the Target Fund’s holdings will be aligned with those of the Master Portfolio prior to being transferred to the Master Portfolio in the Merger. The Boards received information about the process of transferring the Target Fund’s assets to the Master Portfolio in exchange for interests in the Master Portfolio, and the subsequent transfer of Master Portfolio interests from the Target Fund to the Acquiring Fund in exchange for Acquiring Fund shares to be distributed pro rata to Target Fund shareholders. The Boards also considered tax consequences, associated transaction costs and other related fees in connection with the Merger.

Comparative Performance. The Funds Trust Board noted that the portfolio management team of the Master Portfolio has historically delivered stronger long-term performance and more attractive risk-adjusted results than the then-current portfolio management team of the Target Fund. Given that the Master Portfolio’s portfolio management team and strategy had been in place for less than a year as of March 31, 2019, the Board also received and considered investment performance information for a composite of other accounts managed by the team using the same strategy and applying the net expense ratio of the Target Fund (Institutional Class) over the longer term. In this regard, the composite outperformed the Target Fund for the one-, three-, five- and ten-year periods ended March 31, 2019, and outperformed its benchmark index for the five- and ten-year periods ended March 31, 2019.

The Boards also reviewed the performance of the Target Fund (Institutional Class) relative to that of the Acquiring Fund, and noted that the performance of the Acquiring Fund was higher than that of the Target Fund for the one-, three-, five- and ten-year periods ended March 31, 2019. The Board also reviewed the performance of each Fund relative to that of the funds in its respective peer group, and noted that the Acquiring Fund had better performance relative to its peer funds than the Target Fund in the one-, three-, five- and ten-year periods ended March 31, 2019. Shareholders should consult the chart in the section entitled “Merger Summary (Objectives, Strategies, Risks, Performance, Expense, Management and Tax Information) - Fund Performance Comparison” for more detailed performance information, including information about each Funds’ performance relative to that of its primary benchmark index. Of course, past performance is not predictive of future results.

Gross And Net Operating Expense Ratios Of The Funds. The Boards noted that the pro forma combined gross operating expense ratio for each share class of the Acquiring Fund is lower than that of each corresponding share class of the Target Fund based on average net assets for the six-month period ended March 31, 2019. The Boards also considered that the pro forma combined net operating expense ratio of each share class of the Acquiring Fund will be lower than that of each corresponding share class of the Target Fund, after giving effect to the Merger and taking into account fee waiver and expense reimbursement commitments by Funds Management.

In this regard, the Boards noted that Funds Management has agreed (contingent upon the completion of the Merger) to maintain the Acquiring Fund’s pro forma net operating expense ratio cap through September 30, 2021, and that, thereafter, the cap may not be raised without Board approval. Thus, Target Fund and Acquiring Fund shareholders are assured that they will not experience an increase in their net operating expense ratios until September 30, 2021, at the earliest. Shareholders should consult the section entitled “Merger Summary (Objectives, Strategies, Risks, Performance, Expense, Management and Tax Information) - Shareholder Fee and Fund Expense Comparison” for more detailed gross and net operating expense ratio information.

Expenses Of The Merger. The Boards were advised that Funds Management or its affiliates will bear all expenses incurred in connection with the Merger (other than any brokerage or other transaction costs associated with the sale or purchase of portfolio securities in connection with the Merger).

Conclusion. Ultimately, in the exercise of their respective business judgment, the Funds Trust Board determined that participating in the Merger would be in the best interests of both the Target Fund and the Acquiring Fund, and the Master Trust Board determined that participating in the Merger would be in the best interests of the Master Portfolio. The Funds Trust Board further determined that the interests of the shareholders of both the Target Fund and the Acquiring Fund would not be diluted as a result of the Merger.

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AGREEMENT AND PLAN OF REORGANIZATION

The following summary of the Plan is qualified in its entirety by reference to Exhibit A attached hereto.

The Plan provides that the Acquiring Fund will acquire all of the assets of the Target Fund in exchange for shares of equal value of the Acquiring Fund (measured on the business day immediately preceding the Merger) and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, at 9:00 a.m. Eastern Time on a particular Merger date (the “Effective Time”).

The number of full and fractional shares of each class of the Acquiring Fund to be received by each corresponding class of the Target Fund will be determined by dividing the value of assets net of known liabilities attributable to the Target Fund class by the net asset value (“NAV”) of one share of the applicable Acquiring Fund class. The Plan specifies that the method of determining the value of the assets net of liabilities and the NAV of each class of the Acquiring Fund shall be the same method used in determining the NAV of the Acquiring Fund in the ordinary course. The valuation will be conducted on the business day immediately preceding the Effective Time or upon such other date as the parties may agree, as of the last time that the Acquiring Fund ordinarily calculates its NAV, or as of such other time as the parties may agree (the “Valuation Date”).

Prior to the Closing Date, the Target Fund will declare a distribution which, together with all previous distributions, shall have the effect of distributing to the Target Fund’s shareholders (in shares of the Target Fund, or in cash, as the shareholder has previously elected) substantially all of the Target Fund’s undistributed investment company taxable income (computed without regard to any deduction for dividends paid) for all taxable periods ending on or prior to the Closing Date, and all of its undistributed net capital gain realized in all taxable periods ending on or prior to the Closing Date (after reduction by any available capital loss carryforwards).

At the Effective Time or as soon as reasonably practicable thereafter, the Target Fund will liquidate and distribute pro rata to the Target Fund shareholders of record of each class as of the close of business on the Valuation Date the full and fractional shares of the corresponding class of the Acquiring Fund received by the Target Fund based on the shares of the Target Fund class owned by such shareholders. After these distributions and the winding up of its affairs, the Target Fund will be terminated as a series of the Trust in accordance with applicable law and its Amended and Restated Declaration of Trust (“Declaration of Trust”).

Since the Target Fund is expected to be merged into an Acquiring Fund that serves as a feeder fund in a “master/feeder fund structure,” immediately prior to the transaction discussed below, the Target Fund will transfer substantially all of its assets to the Master Portfolio in exchange for interests in the Master Portfolio, such that the assets of the Target Fund to be transferred to the Acquiring Fund (as discussed below) will consist entirely of interests in the Master Portfolio. The Plan provides details with respect to the Merger and is attached as part of Exhibit A.

A majority of the Funds Trust Board may terminate the Plan on behalf of the Target Fund or Acquiring Fund under certain circumstances. In addition, completion of a Merger is subject to numerous conditions set forth in the Plan, including the accuracy of various representations and warranties, and receipt of a tax opinion generally to the effect that the Merger will qualify as a tax-free “reorganization” for U.S. federal income tax purposes.

Funds Management will bear all expenses incurred in connection with the Merger (except for brokerage or other transaction costs associated with the sale or purchase of Portfolio securities in connection with the Merger).

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

The following discussion summarizes certain material U.S. federal income tax consequences of the Merger, including an investment in Acquiring Fund shares, that are applicable to you as a Target Fund shareholder. It is based on the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable U.S. Treasury regulations, judicial authority and administrative rulings and practice, all as of the date of this prospectus/information statement and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local or foreign tax consequences of the Merger or of holding Acquiring Fund shares. Your tax treatment may vary depending upon your particular situation. You also may be subject to special rules not discussed below if you are a certain kind of Target Fund shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or an entity that is not organized under the laws of the United States or a political subdivision thereof; a shareholder who holds Target Fund shares as part of a hedge, straddle or conversion transaction; a person who does not hold Target Fund shares as capital asset at the time of the Merger; a holder of Target Fund shares through a tax-deferred account; and an entity taxable as a

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partnership for U.S. federal income tax purposes; or an investor in such an entity.

We have not requested and will not request an advance ruling from the Internal Revenue Service (“IRS”) as to the U.S. federal income tax consequences of the Merger or any related transaction. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. You are urged to consult with your own tax advisers and financial planners as to the particular tax consequences to you of the Merger of the Target Fund and of holding Acquiring Fund shares, including the applicability and effect of any state, local or foreign laws and the effect of possible changes in applicable tax laws.

Qualification of the Merger as a Tax-Free “Reorganization” Under the Internal Revenue Code

The obligation of the Funds to consummate the Merger is contingent upon their receipt of an opinion from Dechert LLP, tax counsel to the Funds, generally to the effect that the Merger will qualify as a “reorganization” under Section 368(a) of the Internal Revenue Code, and therefore generally:

1.	no gain or loss will be recognized by the Acquiring Fund upon receipt of the Target Fund’s assets in exchange solely for the Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund;

2.	the Acquiring Fund’s tax basis in the assets of the Target Fund transferred to the Acquiring Fund in the Merger will be the same as the Target Fund’s tax basis in the assets immediately prior to the transfer;

3.	the Acquiring Fund’s holding periods for the assets of the Target Fund will include the periods during which such assets were held by the Target Fund;

4.	no gain or loss will be recognized by the Target Fund upon the transfer of the Target Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund, or upon distribution of Acquiring Fund shares by the Target Fund to its shareholders in complete liquidation;

5.	no gain or loss will be recognized by the Target Fund’s shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund shares;

6.	the aggregate tax basis of Acquiring Fund shares a Target Fund shareholder receives in connection with the Merger will be the same as the tax basis of such shareholder’s Target Fund shares exchanged therefor;

7.	a Target Fund shareholder’s holding period for such shareholder’s Acquiring Fund shares will include the period for which such shareholders held the Target Fund shares exchanged therefor, provided such Target Fund shareholder held such Target Fund shares as a capital asset; and

8.	the Acquiring Fund will succeed to, and take into account the items of the Target Fund described in Section 381(c) of the Internal Revenue Code, for example, capital loss carryforwards and methods of accounting, subject to the conditions and limitations specified in the Internal Revenue Code and the U.S. Treasury regulations thereunder.

The tax opinion described above will be based on then-existing law, will be subject to certain assumptions, qualifications and exclusions and will be based in part on the truth and accuracy of certain representations by us on behalf of the Acquiring Fund and the Target Fund.

Status as a Regulated Investment Company

Since its formation, each Fund has elected and believes it has qualified to be treated as a separate “regulated investment company,” or “RIC,” under Subchapter M of the Internal Revenue Code. Accordingly, each Fund believes that it has been, and expects to continue to be, relieved of U.S. federal income tax liability to the extent that it makes distributions of its income and gains to its shareholders.

Distribution of Income and Gains

A portion of the securities held by the Target Fund may be disposed of prior to the Merger. If a portion of the securities held by a Target Fund are disposed of prior to the Merger, it could result in additional portfolio transaction costs to the Target Fund and increased taxable distributions to shareholders of the Target Fund. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Target Fund’s tax basis in such assets. Any capital gains recognized on a net basis in any such sales that occur prior to the Merger will be distributed to a Target Fund’s shareholders as capital gain dividends (to the extent of net capital gain) and/or ordinary dividends (to the extent of net short-term capital gain) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

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Additionally, the Target Fund’s taxable year will end as a result of the Merger, which will accelerate any distributions to shareholders from the Target Fund for its short taxable year ending on the date of the Merger. Prior to the Merger, the Target Fund will declare to its shareholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain, including capital gains on any securities disposed of in connection with the Merger. Such distributions will be made to such shareholders before or after the Merger. A Target Fund shareholder will be required to include any such distributions in such shareholder’s taxable income for the taxable year in which such shareholder receives the distributions. This may result in the recognition of income that could have been deferred or never realized had the Merger not occurred.

Tax Attributes of the Combined Funds: Utilization of Loss Carryforwards and Unrealized Losses

For net capital losses realized in taxable years beginning before January 1, 2011, U.S. federal income tax law permits RICs to carry forward a net capital loss to offset its capital gain, if any, realized during the eight years following the year of the loss, and such capital loss carryforward is treated as a short-term capital loss in the year to which it is carried. For net capital losses realized in taxable years beginning on or after January 1, 2011, a Fund is permitted to carry forward a net capital loss to offset its capital gain indefinitely. For capital losses realized in taxable years beginning after January 1, 2011, the excess of a Fund’s net short-term capital loss over its net long-term capital gain is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year and the excess of a Fund’s net long-term capital loss over its net short-term capital gain is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. If future capital gain is offset by carried-forward capital losses, such future capital gain is not subject to fund-level U.S. federal income tax, regardless of whether it is distributed to shareholders. The Funds cannot carry back or carry forward any net operating losses.

The Merger will cause the tax year of the Target Fund to close, resulting in an earlier expiration of capital loss carryforwards attributable to net capital losses realized in taxable years beginning before January 1, 2011 than would otherwise occur. In addition, the Merger is expected to result in a limitation on the ability of the Acquiring Fund to use any capital loss carryforwards and, potentially, any unrealized capital losses (once realized) inherent in the tax basis of the assets of the Acquiring Fund or a Target Fund (the “Limited Fund”). These limitations, pursuant to Section 382 of the Internal Revenue Code, are imposed on an annual basis. Losses in excess of the limitation may be carried forward, subject to the overall eight-year limitation, for capital loss carryforwards attributable to net capital losses realized in taxable years beginning before January 1, 2011. The Section 382 limitation generally will equal the product of the net asset value of the Limited Fund immediately prior to the Merger and the “long-term tax-exempt rate,” published by the IRS, in effect at such time. As of November 2018, the applicable long-term tax-exempt rate was 2.43%. No assurance can be given as to what long-term tax-exempt rate will be in effect at the time of the Merger. In certain instances, under Section 384 of the Internal Revenue Code, the Acquiring Fund will also be prohibited from using the Target Fund’s capital loss carryforwards and unrealized losses (once realized) against the unrealized gains of the Acquiring Fund immediately prior to the Merger, or vice-versa, to the extent such gains are realized within five years following the Merger. While the ability to absorb losses in the future depends upon a variety of factors that cannot be known in advance, because capital loss carryforwards attributable to net capital losses realized in taxable years beginning before January 1, 2011 expire eight taxable years following realization, including the short taxable year resulting from a Merger, substantially all of a Fund’s capital loss carryforwards attributable to net capital losses realized in taxable years beginning before January 1, 2011 may become permanently unavailable where the limitation applies. Even if capital loss carryforwards or unrealized losses (once realized) can be used, the tax benefit resulting from those losses may be delayed and will be shared by both the Target Fund and Acquiring Fund shareholders following a Merger. Therefore, Target Fund shareholders may pay more taxes, or pay taxes sooner, than such shareholder otherwise would have paid if the Merger did not occur.

In general, the limitation under Section 382 will apply to capital loss carryforwards and unrealized losses (once realized) of a Fund when its shareholders will hold less than 50% of the outstanding shares of the Acquiring Fund immediately following the Merger. Accordingly, it is expected that the limitation will apply to any losses of the Wells Fargo Small Cap Value Fund. Even if the Merger does not result in the limitation on the use of the Fund’s losses, future transactions by the Acquiring Fund may do so.

Finally, in addition to the other limitations on the use of losses, Section 381 of the Internal Revenue Code prescribes that, for the taxable year of the Merger, only that percentage of the Acquiring Fund’s capital gain net income for such taxable year (excluding capital loss carryforwards) equal to the percentage of its year that remains following the Merger can be reduced by the Target Fund’s capital loss carryforwards (as otherwise limited under Sections 382 and 384 of the Internal Revenue Code, as described above).

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In addition, the Fund’s capital loss carryovers and unrealized losses, once realized, may be subject to limitation in the hands of the combined Fund after the Merger under various provisions of the Internal Revenue Code. Even if the Merger does not result in the limitation on the use of the Fund’s losses, prior or future transactions by the Fund may have done or do so.

U.S. Federal Income Taxation of an Investment in the Acquiring Fund

The following discussion summarizes certain material U.S. federal income tax consequences of an investment in the Acquiring Fund. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the prospectus and statement of additional information for the Acquiring Fund for additional U.S. federal income tax information.

Qualification as a Regulated Investment Company. It is intended that the Acquiring Fund will continue to qualify for treatment as a RIC under Subchapter M of Chapter 1, Subtitle A of the Internal Revenue Code. The Acquiring Fund will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the Internal Revenue Code applicable to RICs generally will apply separately to the Acquiring Fund even though the Acquiring Fund is a series of the Acquiring Trust. Furthermore, the Acquiring Fund will separately determine its income, gains, losses and expenses for U.S. federal income tax purposes.

In order to qualify as a RIC under the Internal Revenue Code, the Acquiring Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined in the Internal Revenue Code. Future U.S. Treasury regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to the Acquiring Fund’s principal business of investing in stock, securities or options and futures with respect to stock or securities. In general, for purposes of this 90% gross income requirement, income derived from a partnership, except a qualified publicly traded partnership, will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the Acquiring Fund.

The Acquiring Fund must also diversify its holdings so that, at the end of each quarter of the Acquiring Fund’s taxable year: (i) at least 50% of the fair market value of its total assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Acquiring Fund’s total assets and do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Acquiring Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Acquiring Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting the diversification requirement described in clause (i)(B), the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership. The qualifying income and diversification requirements applicable to the Acquiring Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

If the Acquiring Fund fails to satisfy any of the qualifying income and diversification requirements in any taxable year, such Acquiring Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirement(s). Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Acquiring Fund corrects the failure within a specified period. If the applicable relief provisions are not available or cannot be met, such Acquiring Fund will be taxed in the same manner as an ordinary corporation, described below.

In addition, with respect to each taxable year, the Acquiring Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss. If the Acquiring Fund meets all of the RIC qualification requirements, it generally will not be subject to U.S. federal income tax on investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders.

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For this purpose, the Acquiring Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances, the Acquiring Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from the Acquiring Fund in the year they are actually distributed. However, if the Acquiring Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Acquiring Fund and its shareholders will be treated as if the Acquiring Fund paid the distribution on December 31 of the first year. The Acquiring Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate fund-level U.S. federal income taxation of such income and gain. However, no assurance can be given that the Acquiring Fund will not be subject to U.S. federal income taxation. See further discussion below in “Taxation of Acquiring Fund Investments” for the Acquiring Fund’s ability to pass through to its shareholders the tax-exempt character of income from certain debt obligations by paying exempt-interest dividends.

Moreover, the Acquiring Fund may retain for investment all or a portion of its net capital gain. If the Acquiring Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may report the retained amount as undistributed capital gain in a written statement furnished to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Acquiring Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Acquiring Fund will be increased by an amount equal to the difference between the amount of undistributed capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Acquiring Fund is not required to, and there can be no assurance that it will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

If, for any taxable year, the Acquiring Fund fails to qualify as a RIC and is not eligible for relief as described above, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from such Acquiring Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gain) to its shareholders will be taxable as dividend income. To re-qualify to be taxed as a RIC in a subsequent year, the Acquiring Fund may be required to distribute to its shareholders its earnings and profits attributable to non RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Acquiring Fund to the IRS. In addition, if the Acquiring Fund initially qualifies as a RIC but subsequently fails to qualify as a RIC for a period greater than two taxable years, the Acquiring Fund generally will be required to recognize and pay tax on any net unrealized gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Acquiring Fund had been liquidated) or, alternatively, to be subject to tax on such unrealized gain recognized for a period of ten years, in order to re-qualify as a RIC in a subsequent year.

Equalization Accounting. The Acquiring Fund may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals the Acquiring Fund’s undistributed investment company taxable income and net capital gain, with certain adjustments, to redemption proceeds. This method permits the Acquiring Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect the Acquiring Fund’s total returns, it may reduce the amount that the Acquiring Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Acquiring Fund shares on Acquiring Fund distributions to shareholders. However, the IRS has not expressly sanctioned the particular equalization methods used by the Acquiring Fund, and thus the Acquiring Fund’s use of these methods may be subject to IRS scrutiny.

For a description of the Acquiring Fund’s ability to use capital loss carryovers, see “Tax Attributes of the Combined Funds: Utilization of Capital Loss Carryovers and Unrealized Losses” above.

Excise Tax. If the Acquiring Fund fails to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses), 98.2% of its capital gain net income (adjusted for certain net ordinary losses) for the 12-month period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that was not distributed during such years, the Acquiring Fund will be subject to a nondeductible 4% U.S. federal excise tax on the undistributed amounts (other than to the extent of its tax-exempt interest income, if any). For these purposes, the Acquiring Fund will be treated as having distributed any amount on which it is subject to corporate-level U.S. federal income tax for the taxable year ending within the calendar

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year. The Acquiring Fund generally intends to actually distribute or be deemed to have distributed substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year and thus expects not to be subject to the excise tax. However, no assurance can be given that the Acquiring Fund will not be subject to the excise tax. Moreover, the Acquiring Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid by the Acquiring Fund is determined to be de minimis).

Taxation of Acquiring Fund Investments. In general, realized gains or losses on the sale of securities held by the Acquiring Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Acquiring Fund has held the disposed securities for more than one year at the time of disposition.

If at least 50% of the value of the Acquiring Fund’s total assets at the close of each quarter of its taxable year consists of debt obligations that generate interest exempt from U.S. federal income tax under Section 103 of the Internal Revenue Code, then the Acquiring Fund may qualify to pass through to its shareholders the tax-exempt character of its income from such debt obligations by paying exempt-interest dividends. The Acquiring Fund intends to so qualify and is designed to provide shareholders with income exempt from U.S. federal income tax in the form of exempt-interest dividends. “Exempt-interest dividends” are dividends (other than capital gain dividends) paid by a RIC that are properly reported as such in a written statement furnished to shareholders.

The Acquiring Fund will report to its shareholders the portion of the distributions for the taxable year that constitutes exempt interest dividends. The designated portion cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Internal Revenue Code received by the Acquiring Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Internal Revenue Code. Interest on indebtedness incurred to purchase or carry shares of the Acquiring Fund will not be deductible to the extent that the Acquiring Fund’s distributions are exempt from U.S. federal income tax. In addition, an investment in the Acquiring Fund may result in liability for U.S. federal alternative minimum tax (“AMT”). Certain deductions and exemptions have been designated “tax preference items” which must be added back to taxable income for purposes of calculating the U.S. federal AMT. Tax preference items include tax-exempt interest on certain “private activity bonds.” To the extent the Acquiring Fund invests in certain private activity bonds, its shareholders will be required to report that portion of the Fund’s distributions attributable to income from the bonds as a tax preference item in determining their U.S. federal AMT, if any. Shareholders will be notified of the tax status of distributions made by the Acquiring Fund.

Persons who may be “substantial users” (or “related persons” of substantial users) of facilities financed by private activity bonds should consult their tax advisers before purchasing shares in the Acquiring Fund. Furthermore, shareholders will not be permitted to deduct any of their shares of the Acquiring Fund’s expenses in computing their U.S. federal AMT. In addition, exempt-interest dividends paid by the Acquiring Fund to a corporate shareholder are included in the shareholder’s “adjusted current earnings” as part of its U.S. federal AMT calculation, and may also affect its U.S. federal excise liability. As of the date of this filing, individuals are subject to the U.S. federal AMT at a maximum rate of 28%. Corporations are not subject to the U.S. federal AMT. Shareholders with questions or concerns about the U.S. federal AMT should consult own their own tax advisers.

If the Acquiring Fund purchases a debt obligation with original issue discount (“OID”) (generally, a debt obligation with a purchase price at original issuance less than its principal amount, such as a zero-coupon bond), which generally includes “payment-in-kind” or “PIK” bonds, the Acquiring Fund generally is required to annually include in its taxable income a portion of the OID as ordinary income, even though the Acquiring Fund may not receive cash payments attributable to the OID until a later date, potentially until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate discount obligations may be treated as a dividend for U.S. federal income tax purposes. Similarly, if the Acquiring Fund purchases a debt obligation with market discount (generally, a debt obligation with a purchase price after original issuance less than its principal amount (reduced by any accrued OID)), the Acquiring Fund generally is required to annually include in its taxable income a portion of the market discount as ordinary income, even though the Acquiring Fund may not receive cash payments attributable to the market discount until a later date, potentially until maturity or disposition of the obligation. The Acquiring Fund generally will be required to make distributions to shareholders representing the OID or market discount income on debt obligations that is currently includible in its income, even though the cash representing such income may not have been received by the Acquiring Fund. Cash to pay such distributions may be obtained from sales proceeds of securities held by the Acquiring Fund which the Acquiring Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Acquiring Fund.

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If the Acquiring Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Acquiring Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Acquiring Fund may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Acquiring Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Under recently enacted legislation, the Acquiring Fund may be required to incur certain fees that are treated as OID and required to be included in income for financial statement purposed when received (rather than when accrued into income under prior law).

If an option granted by the Acquiring Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Acquiring Fund of the option from its holder, the Acquiring Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Acquiring Fund in the closing transaction. Some capital losses realized by the Acquiring Fund in the sale, exchange, exercise, or other disposition of an option may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by the Acquiring Fund pursuant to the exercise of a covered call option granted by it, the Acquiring Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Acquiring Fund pursuant to the exercise of a put option granted by it, the Acquiring Fund generally will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity listed options in which the Acquiring Fund invests will be deemed “Section 1256 contracts.” The Acquiring Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss (as described below). These provisions may require the Acquiring Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Acquiring Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts and non-equity options.

Offsetting positions held by the Acquiring Fund involving certain derivative instruments, such as financial forward, futures, and options contracts, may be considered, for U.S. federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Internal Revenue Code which, in certain circumstances, overrides or modifies the provisions of Section 1256 of the Internal Revenue Code, described above. If the Acquiring Fund is treated as entering into a “straddle” and at least one (but not all) of the Acquiring Fund’s positions in derivative contracts comprising a part of such straddle is governed by Section 1256 then such straddle could be characterized as a “mixed straddle.” The Acquiring Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to the Acquiring Fund may differ. Generally, to the extent the straddle rules apply to positions established by the Acquiring Fund, losses realized by the Acquiring Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute qualified dividend income (defined below) to fail to satisfy the applicable holding period requirements (described below) and therefore to be taxed as ordinary income. Furthermore, the Acquiring Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of the straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital

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gain, may be increased or decreased substantially as compared to the situation where the Acquiring Fund had not engaged in such transactions.

If the Acquiring Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Acquiring Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when the Acquiring Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future U.S. Treasury regulations. The character of the gain from constructive sales will depend upon the Acquiring Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon the Acquiring Fund’s holding period in the position and the application of various loss deferral provisions in the Internal Revenue Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Acquiring Fund’s taxable year and the Acquiring Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain the Acquiring Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Internal Revenue Code’s rules. The amount of long-term capital gain is limited to the amount of such gain the Acquiring Fund would have had if the Acquiring Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

In addition, the Acquiring Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts, and swap agreements) may be subject to other special tax rules, such as the wash sale rules or the short sale rules, the effect of which may be to accelerate income to the Acquiring Fund, defer losses to the Acquiring Fund, cause adjustments to the holding periods of the Acquiring Fund’s securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long- term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.

Rules governing the U.S. federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects, particularly in light of an IRS revenue ruling that held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Accordingly, while the Acquiring Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of the Acquiring Fund as a RIC might be jeopardized. Certain requirements that must be met under the Internal Revenue Code in order for the Acquiring Fund to qualify as a RIC may limit the extent to which the Acquiring Fund will be able to engage in derivatives transactions.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Acquiring Fund may involve complex tax rules that may result in income or gain recognition by the Acquiring Fund without corresponding current cash receipts. Although the Acquiring Fund seeks to avoid significant non-cash income, such non-cash income could be recognized by the Acquiring Fund, in which case the Acquiring Fund may have to distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Acquiring Fund could be required at times to liquidate investments prematurely in order to satisfy its minimum distribution requirements.

Taxation of Distributions. Distributions paid out of the Acquiring Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Acquiring Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and other distributions on the Acquiring Fund’s shares generally are subject to U.S. federal income tax as described herein to the extent they do not exceed a Fund’s realized income and gains, even though such dividends and other distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares acquired at a time when the Acquiring Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. For U.S. federal income tax purposes, the Acquiring Fund’s earnings and profits, described above, are determined at the end of the Acquiring Fund’s taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of the Acquiring Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in the shareholder’s

23 |

Acquiring Fund shares and then as capital gain. The Acquiring Fund may make distributions in excess of its earnings and profits, from time to time.

For U.S. federal income tax purposes, distributions of net investment income generally are taxable as ordinary income, and distributions of net gains from the sale of investments that the Acquiring Fund owned for one year or less will be taxable as ordinary income. Distributions properly reported in writing by the Acquiring Fund as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Acquiring Fund’s net capital gain for the taxable year), regardless of how long a shareholder has held Acquiring Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income. Each Acquiring Fund will report capital gain dividends, if any, in a written statement furnished to its shareholders after the close of the Acquiring Fund’s taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest the Acquiring Fund earned on direct obligations of the U.S. government if the Acquiring Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for state tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Acquiring Fund Shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges the shareholder’s Acquiring Fund shares, subject to the discussion below, the shareholder generally will recognize a taxable capital gain or loss on the difference between the amount received for shares (or deemed received in the case of an exchange) and the shareholder’s tax basis in the shares. This gain or loss will be long-term capital gain or loss if the shareholder has held the Acquiring Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.

If a shareholder sells or exchanges Acquiring Fund shares within 90 days of having acquired such shares and if, before January 31 of the calendar year following the calendar year of the sale or exchange, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Acquiring Fund or a different RIC, the sales charge previously incurred in acquiring the Acquiring Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder recognizes a loss on a disposition of Acquiring Fund shares, the loss will be disallowed under the “wash sale” rules to the extent the shareholder purchases substantially identical shares (including through dividend reinvestment) within the 61 day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives a capital gain dividend with respect to the Acquiring Fund share and the Acquiring Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Acquiring Fund share will be treated as a long-term capital loss to the extent of the capital gain dividend. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then U.S. Treasury regulations may permit an exception to this six-month rule. No such regulations have been issued as of the date of this prospectus/information statement.

U.S. Federal Income Tax Rates. Non-corporate Acquiring Fund shareholders (i.e., individuals, trusts and estates) are taxed at a maximum rate of 37% on ordinary income and 20% on long-term capital gain.

The flat corporate U.S. federal income tax rate applicable to ordinary income and net capital gain is 21%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Distributions from the Acquiring Fund may qualify for the “dividends-received deduction” applicable to corporate shareholders with respect to certain dividends. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

In addition, noncorporate Acquiring Fund shareholders generally will be subject to an additional 3.8% tax on their “net investment income,” which ordinarily includes taxable distributions received from the Acquiring Fund and taxable gain on the disposition of Acquiring Fund shares, or, if less, the excess of the shareholder’s “modified adjusted gross income” over $250,000 for married persons filing jointly and $200,000 for single taxpayers.

A U.S. withholding tax at a 30% rate, or lower rate provided under an applicable income tax treaty, will be imposed on dividends and proceeds of redemptions in respect of Acquiring Fund shares received by Acquiring Fund shareholders

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who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. The Acquiring Fund will not pay any additional amounts in respect of many amounts withheld.

Acquiring Fund shareholders are advised to discuss with their own tax advisers or financial planners tax rates and withholding taxes imposed upon them.

Backup Withholding. The Acquiring Fund generally is required to withhold and remit to the U.S. Treasury, subject to certain exemptions (such as for certain corporate or foreign shareholders), an amount equal to 24% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to the Acquiring Fund shareholder if (i) the shareholder fails to furnish the Acquiring Fund with a correct “taxpayer identification number” (“TIN”), (ii) the shareholder fails to certify under penalties of perjury that the TIN provided is correct, (iii) the shareholder fails to make certain other certifications, or (iv) the IRS notifies the Acquiring Fund that the shareholder’s TIN is incorrect or that the shareholder is otherwise subject to backup withholding. Backup withholding is not an additional tax imposed on a shareholder. A shareholder may apply amounts withheld as a credit against the shareholder’s U.S. federal income tax liability and may obtain a refund of any excess amounts withheld, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. A shareholder generally may avoid backup withholding by furnishing a properly completed IRS Form W-9.

Foreign Shareholders. For purposes of this discussion, “foreign shareholders” include: (i) nonresident alien individuals, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), (iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations.

Generally, distributions made to foreign shareholders will be subject to non-refundable, U.S. federal income tax withholding at a 30% rate (or lower rate provided under an applicable income tax treaty) even if they are funded by income or gains (such as foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to such withholding. The Acquiring Fund could report in writing to its shareholders distributions to foreign shareholders that would not be subject to U.S. federal income tax withholding, if the distributions were attributable to “portfolio interest” from U.S. sources or short-term capital gain and certain other requirements were met. However, the Acquiring Fund cannot provide any assurance that it will make any such designations.

Capital gain distributions and gains recognized by a foreign shareholder on the redemption of Acquiring Fund shares generally will not be subject to U.S. federal income tax withholding, provided that certain requirements are satisfied.

The 30% (or lower treaty rate) withholding tax described above will be imposed on dividends on, and the gross proceeds of dispositions of, Acquiring Fund shares paid to foreign shareholders unless various information reporting requirements are satisfied. Such withholding tax will generally apply to non-U.S. financial institutions, which generally are defined for this purpose as non-U.S. entities that (i) accept deposits in the ordinary course of a banking or similar business, (ii) are engaged in the business of holding financial assets for the account of others, or (iii) are engaged or hold themselves out as being engaged primarily in the business of investing, reinvesting, or trading in securities, partnership interests, commodities, or any interest in such assets. Prospective foreign shareholders are encouraged to consult their tax advisers regarding the implications of this withholding tax on their investment in the Acquiring Fund.

Before investing in the Acquiring Fund’s shares, a prospective foreign shareholder should consult with its own tax advisers, including whether the shareholder’s investment can qualify for benefits under an applicable income tax treaty.

Tax-Deferred Plans. Shares of the Acquiring Fund may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Acquiring Fund shares through such plans and/or accounts.

Tax Shelter Reporting Regulations. Generally, under U.S. Treasury regulations, if an individual shareholder recognizes a loss of $2 million or more, or if a corporate shareholder recognizes a loss of $10 million or more, with respect to shares, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of securities are in many cases exempt from this reporting requirement, but under current guidance, shareholders of a RIC are not exempt. Future guidance may extend the current exemption from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s

25 |

treatment of the loss is proper. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

New Tax Legislation. On December 22, 2017, new tax legislation was enacted which includes significant changes in tax rates, restrictions on miscellaneous itemized deductions, changes to the dividends received deduction, restrictions on the deduction of interest and the international operations of domestic businesses. Certain changes have sunset provisions, which are important to note. Because the tax legislation is recently enacted and additional guidance is forthcoming, there is still uncertainty in how the legislation will affect the Fund’s investments and shareholders and whether such legislation could have an adverse effect on the Fund’s investments or the taxation of the shareholders of the Fund. Shareholders are urged and advised to consult their own tax advisor with respect to the impact of this legislation.

Legislative and Administrative Proposals. Prospective shareholders should recognize that the present U.S. federal income tax treatment of the Acquiring Fund and its shareholders may be modified by legislative, judicial or administrative actions at any time, which may be retroactive in effect. The rules dealing with U.S. federal income taxation are constantly under review by Congress, the IRS and the Treasury Department, and statutory changes as well as promulgation of new regulations, revisions to existing statutes, and revised interpretations of established concepts occur frequently. You should consult your tax advisers and financial planners concerning the status of legislative and administrative proposals that may pertain to holding Acquiring Fund shares.

Account Information

SHARE CLASS ELIGIBILITY

Class A and Class C shares are generally available through an intermediary with a minimum initial purchase amount of $1,000. The minimum investment amount for additional purchases is $100. Certain types of accounts may be subject to lower investment minimums.

Administrator Class shares are generally available through intermediaries for the accounts of their customers and directly to institutional investors and individuals. Institutional investors may include corporations; private banks; trust companies; endowments and foundations; defined contribution, defined benefit and other employer sponsored retirement plans; institutional retirement plan platforms; insurance companies; registered investment advisor firms; bank trusts; 529 college savings plans; family offices; and funds of funds, including those managed by Funds Management. The following investors may purchase Administrator Class shares and are not subject to a minimum initial investment amount except, as noted below:

■	Employee benefit plan programs;

■	Broker-dealer managed account or wrap programs that charge an asset-based fee;

■	Registered investment adviser mutual fund wrap programs or other accounts that charge a fee for advisory, investment, consulting or similar services;

■	Private bank and trust company managed accounts or wrap programs that charge an asset-based fee;

■	Internal Revenue Code Section 529 college savings plan accounts;

■	Funds of funds, including those advised by Funds Management;

■	Investment Management and Trust Departments of Wells Fargo & Company purchasing shares on behalf of their clients;

■	Endowments, non-profits, and charitable organizations who invest a minimum initial investment amount of $500,000 in a Fund;

■	Any other institutions or customers of intermediaries who invest a minimum initial investment amount of $1 million in a Fund;

■	Individual investors who invest a minimum initial investment amount of $1 million directly in a Fund; and

■	Certain investors and related accounts as detailed in the Statement of Additional Information.

Eligibility requirements for Administrator Class shares may be modified or discontinued at any time.

Institutional Class shares are generally available through intermediaries for the accounts of their customers and directly to institutional investors and individuals. Institutional investors may include corporations; private banks; trust companies; endowments and foundations; defined contribution, defined benefit and other employer sponsored retirement plans; institutional retirement plan platforms; insurance companies; registered investment advisor firms; bank trusts; 529 college savings plans; family offices; and funds of funds, including those managed by Funds Management. The following

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investors may purchase Institutional Class shares and are not subject to a minimum initial investment amount except as noted below:

■	Employee benefit plan programs;

■	Broker-dealer managed account or wrap programs that charge an asset-based fee;

■	Registered investment adviser mutual fund wrap programs or other accounts that charge a fee for advisory, investment, consulting or similar services;

■	Private bank and trust company managed accounts or wrap programs that charge an asset-based fee;

■	Internal Revenue Code Section 529 college savings plan accounts;

■	Funds of funds, including those advised by Funds Management;

■	Investment Management and Trust Departments of Wells Fargo & Company purchasing shares on behalf of their clients;

■	Endowments, non-profits, and charitable organizations who invest a minimum initial investment amount of $500,000 in a Fund;

■	Any other institutions or customers of intermediaries who invest a minimum initial investment amount of $1 million in a Fund;

■	Individual investors who invest a minimum initial investment amount of $1 million directly in a Fund; and

■	Certain investors and related accounts as detailed in the Statement of Additional Information.

■	Investors purchasing shares through an intermediary, acting solely as a broker on behalf of its customers, that holds such shares in an omnibus account and charges investors a transaction based commission outside of the Fund. In order to offer Fund shares, an intermediary must have an agreement with the Fund’s distributor authorizing the use of the share class within this type of platform.

Eligibility requirements for Institutional Class shares may be modified or discontinued at any time.

Class R6 shares are generally available for employer sponsored retirement and benefit plans and through intermediaries for the accounts of their customers to certain institutional and fee-based investors, and in each case, only if a dealer agreement is in place with Wells Fargo Funds Distributor, LLC to offer Class R6 shares. The following investors may purchase Class R6 shares:

■	Employer sponsored retirement plans held in plan level or omnibus accounts, including but not limited to: 401(k) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans, target benefit plans and non-qualified deferred compensation plans;

■	Employee benefit plan programs;

■	Broker-dealer managed account or wrap programs that charge an asset-based fee where omnibus accounts are held on the books of the Fund;

■	Registered investment adviser mutual fund wrap programs or other accounts that charge a fee for advisory, investment, consulting or similar services where omnibus accounts are held on the books of the Fund;

■	Private bank and trust company managed accounts or wrap programs that charge an asset-based fee;

■	Funds of funds, including those advised by Funds Management;

■	Institutional investors purchasing shares through an intermediary where omnibus accounts are held on the books of the Fund including trust departments, insurance companies, foundations, local, city, and state governmental institutions, private banks, endowments, non-profits, and charitable organizations.

■	Investors purchasing shares through an intermediary, acting solely as a broker on behalf of its customers, that holds such shares in an omnibus account and charges investors a transaction based commission outside of the Fund. In order to offer Fund shares, an intermediary must have an agreement with the Fund’s distributor authorizing the use of the share class within this type of platform.

Your Fund may offer other classes of shares in addition to those offered through this prospectus/information statement. You may be eligible to invest in one or more of these other classes of shares. Each share class bears varying expenses and may differ in other features. Consult your financial professional for more information regarding a Fund’s available share classes.

The information in this prospectus/information statement is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to any law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

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SHARE CLASS FEATURES

The following is a summary description of the share classes of the Target Fund and the Acquiring Fund involved in the Merger.

	Class A	Class C	Class R6	Administrator Class	Institutional Class
Front-End Sales Charge	5.75%	None	None	None	None
Contingent Deferred Sales Charge (CDSC)	None (except that if you redeem Class A shares purchased at or above the $1,000,000 break point level within eighteen months from the date of purchase, you will pay a CDSC of 1.00%)	1.00% if shares are sold within one year from the date of purchase	None	None	None
Ongoing Distribution (12b-1) Fees	None	0.75%	None	None	None
Shareholder Servicing Fee	0.25%	0.25%	None	0.25%	None
Purchase Maximum	None	Not to equal or exceed $1,000,000	None	None	None
Annual Expenses	Lower ongoing expenses than Class C	Higher ongoing expenses than Class A because of 12b-1 fees	NA	NA	NA
Conversion Feature	None	Yes. Converts to Class A shares after 10 years	None	None	None

CLASS A SHARES SALES CHARGES

If you choose to buy Class A shares, you will pay the public offering price which is the net asset value (NAV) plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as “breakpoint levels,” the public offering price is lower for these purchases. The dollar amount of the sales charge is the difference between the public offering price of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares. As described below, existing holdings may count towards meeting the breakpoint level applicable to an additional purchase. Because of rounding in the calculation of the public offering price, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.

Class A Sales Charge Schedule
Amount of Purchase	Front-end Sales Charge As % of Public Offering Price	Front-end Sales Charge As % of Net Amount Invested	Commission Paid to Intermediary As % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	2.75%	2.83%	2.25%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 and over	0.00%[1]	0.00%	1.00%[2]
1.	If you redeem Class A shares purchased at or above the $1,000,000 breakpoint level within eighteen months from the date of purchase, you will pay a CDSC of 1.00% of the NAV of the shares on the date of original purchase. Certain exceptions apply (see “CDSC Waivers”).
2.	The commission paid to an Intermediary on purchases above the $1,000,000 breakpoint level includes an advance of the first year’s shareholder servicing fee.

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CLASS C SHARES SALES CHARGES

If you choose Class C shares, you buy them at NAV and the Fund’s distributor pays sales commissions of up to 1.00% of the purchase price to the intermediary. These commissions include an advance of the first year’s distribution and shareholder servicing fee. If you redeem your shares within one year from the date of purchase, you will pay a CDSC of 1.00%. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase. To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). You will not be assessed a CDSC on Class C shares you redeem that were purchased with reinvested distributions. Class C share exchanges will not trigger a CDSC and the new shares received in the exchange will continue to age according to the original shares’ CDSC schedule and will be charged the CDSC applicable to the original shares upon redemption.

CLASS C SHARES CONVERSION FEATURE

Effective February 5, 2019, Class C shares will convert automatically into Class A shares ten years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, ten years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested distributions also will convert into Class A shares on a pro rata basis. A shorter holding period may also apply depending on your intermediary - please see Appendix A for further information.

REDUCTIONS AND WAIVERS OF SALES CHARGES

Class A and Class C: Front-End Sales Charge Reductions

You may be eligible for a reduction in the front-end sales charge applicable to purchases of Class A shares under the following circumstances:

■	You pay a lower sales charge if you are investing an amount over a breakpoint level. See “Class A Shares Sales Charges” above.

■	By signing a Letter of Intent (LOI) prior to purchase, you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint level within the next 13 months in one or more Wells Fargo Funds. Purchases made prior to signing the LOI as well as reinvested dividends and capital gains do not count as purchases made during this period. We will hold in escrow shares equal to approximately 5% of the amount you say you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales charge you paid and the sales charge you should have paid. Otherwise, we will release the escrowed shares to you when you have invested the agreed upon amount.

■	Rights of Accumulation (ROA) allow you to aggregate Class A and Class C shares of any Wells Fargo Fund already owned (excluding Wells Fargo money market fund shares, unless you notify us that you previously paid a sales charge on those assets) in order to reach breakpoint levels and to qualify for sales charge reductions on subsequent purchases of Class A shares. The purchase amount used in determining the sales charge on your purchase will be calculated by multiplying the maximum public offering price by the number of Class A and Class C shares of any Wells Fargo Fund already owned and adding the dollar amount of your current purchase. The following table provides information about the types of accounts that can and cannot be aggregated to qualify for sales charge reductions:

Can this type of account be aggregated?	Yes	No
Individual accounts	✔
Joint accounts	✔
UGMA/UTMA accounts	✔
Trust accounts over which the shareholder has individual or shared authority	✔
Solely owned business accounts	✔
Traditional and Roth IRAs	✔
SEP IRAs	✔
SIMPLE IRAs	✔
Group Retirement Plans		✔

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Can this type of account be aggregated?	Yes	No
529 Plan accounts[1]		✔
1.	These accounts may be aggregated at the plan level for purposes of establishing eligibility for sales charge reductions. When plan assets in a Fund’s Class A and Class C shares (excluding Wells Fargo money market fund shares) reach a breakpoint level, all plan participants benefit from the reduced sales charge. Participant accounts will not be aggregated with personal accounts.

Based on the above chart, if you believe that you own shares in one or more accounts that can be aggregated with your current purchase to reach a sales charge breakpoint level, you must, at the time of your purchase specifically identify those shares to your financial professional or the Fund’s transfer agent. Only balances currently held entirely either in accounts with the Funds or, if held in an account through an intermediary, at the same firm through which you are making your current purchase, will be eligible to be aggregated with your current purchase for determining your Class A sales charge. For an account to qualify for a sales charge reduction, it must be registered in the name of, or held for, the shareholder, his or her spouse or domestic partner, as recognized by applicable state law, or his or her children under the age of 21. Class A shares purchased at NAV will not be aggregated with other shares for purposes of receiving a sales charge reduction.

CLASS A AND CLASS C: FRONT-END SALES CHARGE WAIVERS

If you fall into any of the following categories, you can buy Class A shares without a front-end sales charge:

■	You pay no sales charges on Fund shares you buy with reinvested distributions.

■	You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of Class A shares of the same Fund within 90 days of the date of redemption. The purchase must be made back into the same account. Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to exercise this provision for the first 30 days after your redemption. Systematic transactions through the automatic investment plan, the automatic exchange plan and the systematic withdrawal plan are excluded from these provisions.

■	Current and retired employees, directors/trustees and officers of:

•	Wells Fargo Funds (including any predecessor funds);

•	Wells Fargo & Company and its affiliates; and

•	family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the foregoing.

■	Current employees of:

•	the Fund’s transfer agent;

•	broker-dealers who act as selling agents;

•	family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the foregoing; and

•	a Fund’s sub-adviser(s), but only for the Fund(s) for which such sub-adviser provides investment advisory services.

■	Qualified registered investment advisers who buy through an intermediary who has entered into an agreement with the Fund’s distributor that allows for load-waived Class A purchases.

■	Insurance company separate accounts.

■	Funds of Funds, subject to review and approval by Funds Management.

■	Group employer-sponsored retirement and deferred compensation plans and group employer-sponsored employee benefit plans (including health savings accounts) and trusts used to fund those plans. Traditional IRAs, Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, Keogh plans, individual 401(k) plans, individual 403(b) plans as well as shares held in commission-based broker-dealer accounts do not qualify under this waiver.

■	Investors who purchase shares that are to be included in certain “wrap accounts,” including such specified investors who trade through an omnibus account maintained with a Fund by an intermediary.

■	Investors who purchase shares through a self-directed brokerage account program offered by an intermediary that has entered into an agreement with the Fund’s distributor. Intermediaries offering such programs may or may not charge transaction fees.

■	Investors opening IRA accounts with assets directly transferred from a qualified retirement plan using Wells Fargo Institutional Retirement Trust or another Wells Fargo affiliate for recordkeeping services. For such IRAs to qualify, a Wells Fargo-affiliated entity must hold the account directly on the books of the Fund’s transfer agent, and the services of another intermediary may not be utilized with respect to the IRA.

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CLASS A AND CLASS C: CDSC WAIVERS

■	You will not be assessed a CDSC on Fund shares you redeem that were purchased with reinvested distributions.

■	We waive the CDSC for all redemptions made because of scheduled (Internal Revenue Code Section 72(t)(2) withdrawal schedule) or mandatory distributions (withdrawals generally made after age 70½ according to Internal Revenue Service (IRS) guidelines) from traditional IRAs and certain other retirement plans. (See your retirement plan information for details or contact your retirement plan administrator.)

■	We waive the CDSC for redemptions made in the event of the last surviving shareholder’s death or for a disability suffered after purchasing shares. (“Disabled” is defined in Internal Revenue Code Section 72(m)(7).)

■	We waive the CDSC for redemptions made at the direction of Funds Management in order to, for example, complete a merger or effect a Fund liquidation.

■	We waive the CDSC for Class C shares redeemed by employer-sponsored retirement plans where the dealer of record waived its commission at the time of purchase.

COMPENSATION TO FINANCIAL PROFESSIONALS AND INTERMEDIARIES

DISTRIBUTION PLAN

The Acquiring Fund has adopted a distribution plan (12b-1 Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”), for the classes indicated below. The 12b-1 Plan authorizes the Acquiring Fund to make payments for services and activities that are primarily intended to result in the sale of Acquiring Fund shares and to reimburse expenses incurred in connection with such services and activities. The 12b-1 Plan provides that, to the extent any shareholder servicing payments are deemed to be payments for the financing of any activity primarily intended to result in the sale of Acquiring Fund shares, such payments are deemed to have been approved under the 12b-1 Plan. The fees paid under the 12b-1 Plan are as follows:

Fund	Class C
Wells Fargo Small Company Value Fund	0.75%

These fees are paid out of the relevant Class’s assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than other types of sales charges.

SHAREHOLDER SERVICING PLAN

The Acquiring Fund has adopted a shareholder servicing plan (“Servicing Plan”). The Servicing Plan authorizes the Acquiring Fund to enter into agreements with the Acquiring Fund’s distributor, manager, or any of their affiliates to provide or engage other entities to provide certain shareholder services, including establishing and maintaining shareholder accounts, processing and verifying purchase, redemption and exchange transactions, and providing such other shareholder liaison or related services as may reasonably be requested. The fees paid under the Servicing Plan are as follows:

Fund	Class A	Class C	Class R6	Administrator Class	Institutional Class
Wells Fargo Small Company Value Fund	0.25%	0.25%	N/A	0.25%	N/A

ADDITIONAL PAYMENTS TO FINANCIAL PROFESSIONALS AND INTERMEDIARIES

In addition to dealer reallowances and payments made by certain classes of the Fund for distribution and shareholder servicing, the Fund’s manager, the distributor or their affiliates make additional payments (“Additional Payments”) to certain financial professionals and intermediaries for selling shares and providing shareholder services, which include broker-dealers and 401(k) service providers and record keepers. These Additional Payments, which may be significant, are paid by the Fund’s manager, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from Fund fees.

In return for these Additional Payments, the Fund’s manager and distributor expect the Fund to receive certain marketing or servicing considerations that are not generally available to mutual funds whose sponsors do not make such payments. Such considerations are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the intermediary’s clients (sometimes referred to as “Shelf Space”); access to the intermediary’s financial professionals; and/or the ability to assist in training and educating the intermediary’s financial professionals.

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The Additional Payments may create potential conflicts of interest between an investor and a financial professional or intermediary who is recommending or making available a particular mutual fund over other mutual funds. Before investing, you should consult with your financial professional and review carefully any disclosure by the intermediary as to what compensation the intermediary receives from mutual fund sponsors, as well as how your financial professional is compensated.

The Additional Payments are typically paid in fixed dollar amounts, based on the number of customer accounts maintained by an intermediary, or based on a percentage of sales and/or assets under management, or a combination of the above. The Additional Payments are either up-front or ongoing or both and differ among intermediaries. In a given year, Additional Payments to an intermediary that is compensated based on its customers’ assets typically range between 0.02% and 0.25% of assets invested in a Fund by the intermediary’s customers. Additional Payments to an intermediary that is compensated based on a percentage of sales typically range between 0.10% and 0.25% of the gross sales of a Fund attributable to the financial intermediary.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the Wells Fargo Funds website at wfam.com.

BUYING AND SELLING FUND SHARES

For more information regarding buying and selling Fund shares, please visit wfam.com. You may buy (purchase) and sell (redeem) Fund shares as follows:

	Opening an Account	Adding to an Account or Selling Fund Shares
Through Your Financial Professional	Contact your financial professional. Transactions will be subject to the terms of your account with your intermediary.	Contact your financial professional. Transactions will be subject to the terms of your account with your intermediary.
Through Your Retirement Plan	Contact your retirement plan administrator. Transactions will be subject to the terms of your retirement plan account.	Contact your retirement plan administrator. Transactions will be subject to the terms of your retirement plan account.
Online	New accounts cannot be opened online. Contact your financial professional or retirement plan administrator, or refer to the section on opening an account by mail.	Visit wfam.com. Online transactions are limited to a maximum of $100,000. You may be eligible for an exception to this maximum. Please call Investor Services at 1-800-222-8222 for more information.
By Telephone	Call Investor Services at 1-800-222-8222. Available only if you have another Wells Fargo Fund account with your bank information on file.

Call Investor Services at 1-800-222-8222.

Redemption requests may not be made by phone if the address on your account was changed in the last 15 days. In this event, you must request your redemption by mail. For joint accounts, telephone requests generally require only one of the account owners to call unless you have instructed us otherwise.

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	Opening an Account	Adding to an Account or Selling Fund Shares
By Mail	Complete an account application and submit it according to the instructions on the application. Account applications are available online at wfam.com or by calling Investor Services at 1-800-222-8222.

Send the items required under “Requests in Good Order” below to:

Regular Mail
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967

Overnight Only
Wells Fargo Funds
430 W 7th Street STE 219967
Kansas City, MO 64105-1407

Requests in “Good Order”. All purchase and redemption requests must be received in “good order.” This means that a request generally must include:

■	The Fund name(s), share class(es) and account number(s);

■	The amount (in dollars or shares) and type (purchase or redemption) of the request;

■	If by mail, the signature of each registered owner as it appears in the account application;

■	For purchase requests, payment of the full amount of the purchase request (see “Payment” below);

■	For redemption requests, a Medallion Guarantee if required (see “Medallion Guarantee” below); and

■	Any supporting legal documentation that may be required.

Purchase and redemption requests in good order will be processed at the next NAV calculated after the Fund’s transfer agent or an authorized intermediary1 receives your request. If your request is not received in good order, additional documentation may be required to process your transaction. We reserve the right to waive any of the above requirements.

1.	The Fund’s shares may be purchased through an intermediary that has entered into a dealer agreement with the Fund’s distributor. The Fund has approved the acceptance of a purchase or redemption request effective as of the time of its receipt by such an authorized intermediary or its designee, as long as the request is received by one of those entities prior to the Fund’s closing time. These intermediaries may charge transaction fees. We reserve the right to adjust the closing time in certain circumstances.

Medallion Guarantee. A Medallion Guarantee is only required for a mailed redemption request under the following circumstances: (1) if the address on your account was changed within the last 15 days; (2) if the amount of the redemption request exceeds $100,000 and is to be paid to a bank account that is not currently on file with Wells Fargo Funds or if all of the owners of your Wells Fargo Fund account are not included in the registration of the bank account provided; or (3) if the redemption request proceeds are to be paid to a third party. You can get a Medallion Guarantee at a financial institution such as a bank or brokerage house. We do not accept notarized signatures.

Payment. Payment for Fund shares may be made as follows:

By Wire

Purchases into a new or existing account may be funded by using the following wire instructions:

State Street Bank & Trust
Boston, MA
Bank Routing Number: ABA 011000028
Wire Purchase Account: 9905-437-1
Attention: Wells Fargo Funds
(Name of Fund, Account Number and any applicable share class)
Account Name: Provide your name as registered on the Fund account or as included in your account application.

By Check	Make checks payable to Wells Fargo Funds.
By Exchange	Identify an identically registered Wells Fargo Fund account from which you wish to exchange (see “Exchanging Fund Shares” below for restrictions on exchanges).
By Electronic Funds Transfer (“EFT”)	Additional purchases for existing accounts may be funded by EFT using your linked bank account.

All payments must be in U.S. dollars, and all checks and EFTs must be drawn on U.S. banks. You will be charged a $25.00 fee for every check or EFT that is returned to us as unpaid.

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Form of Redemption Proceeds. You may request that your redemption proceeds be sent to you by check, by EFT into a linked bank account, or by wire to a linked bank account. Please call Investor Services at 1-800-222-8222 regarding the requirements for linking bank accounts or for wiring funds. Under normal circumstances, we expect to meet redemption requests either by using uninvested cash or cash equivalents or by using the proceeds from the sale of portfolio securities, at the discretion of the portfolio manager(s). The Wells Fargo Funds may also borrow through a bank line of credit for the purpose of meeting redemption requests, although we do not expect to draw funds from this source on a regular basis. In lieu of making cash payments, we reserve the right to determine in our sole discretion, including under stressed market conditions, whether to satisfy one or more redemption requests by making payments in securities. In such cases, we may meet all or part of a redemption request by making payment in securities equal in value to the amount of the redemption payable to you as permitted under the 1940 Act, and the rules thereunder, in which case the redeeming shareholder should expect to incur transaction costs upon the disposition of any securities received.

Timing of Redemption Proceeds. We normally will send out redemption proceeds within one business day after we accept your request to redeem. We reserve the right to delay payment for up to seven days. If you wish to redeem shares purchased by check, by EFT or through the Automatic Investment Plan within seven days of purchase, you may be asked to resubmit your redemption request if your payment has not yet cleared. Payment of redemption proceeds may be delayed for longer than seven days under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Such extraordinary circumstances are discussed further in the Statement of Additional Information.

Retirement Plans and Other Products. If you purchased shares through a packaged investment product or retirement plan, read the directions for redeeming shares provided by the product or plan. There may be special requirements that supersede or are in addition to the requirements in this prospectus/information statement.

EXCHANGING FUND SHARES

Exchanges between two funds involve two transactions: (1) the redemption of shares of one fund; and (2) the purchase of shares of another. In general, the same rules and procedures described in the Funds’ prospectuses under “Buying and Selling Fund Shares” apply to exchanges. There are, however, additional policies and considerations you should keep in mind while making or considering an exchange:

■	In general, exchanges may be made between like share classes of any fund in the Wells Fargo Funds complex offered to the general public for investment (i.e., a fund not closed to new accounts), with the following exceptions: (1) Class A shares of non-money market funds may also be exchanged for Service Class shares of any retail or government money market fund; (2) Service Class shares may be exchanged for Class A shares of any non-money market fund; and (3) no exchanges are allowed into institutional money market funds.

■	If you make an exchange between Class A shares of a money market fund and Class A shares of a non-money market fund, you will buy the shares at the Public Offering Price of the new fund unless you are otherwise eligible to buy shares at NAV.

■	Same-fund exchanges between share classes are permitted subject to the following conditions: (1) the shareholder must meet the eligibility guidelines of the class being purchased in the exchange; (2) exchanges out of Class A and Class C shares would not be allowed if shares are subject to a Contingent Deferred Sales Charge (“CDSC”); and (3) for non-money market funds, in order to exchange into Class A shares, the shareholder must be able to qualify to purchase Class A shares at NAV based on current Prospectus guidelines.

■	An exchange request will be processed on the same business day, provided that both funds are open at the time the request is received. If one or both funds are closed, the exchange will be processed on the following business day.

■	You should carefully read the Prospectus for the Fund into which you wish to exchange.

■	Every exchange involves redeeming fund shares, which may produce a capital gain or loss for tax purposes.

■	If you are making an initial investment into a fund through an exchange, you must exchange at least the minimum initial investment amount for the new fund, unless your balance has fallen below that amount due to investment performance.

■	If you are making an additional investment into a fund that you already own through an exchange, you must exchange at least the minimum subsequent investment amount for the fund you are exchanging into.

■	Class C share exchanges will not trigger a CDSC. The new shares received in the exchange will continue to age according to the original shares’ CDSC schedule and will be charged the CDSC applicable to the original shares upon redemption.

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Generally, we will notify you at least 60 days in advance of any changes in the above exchange policies.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Wells Fargo Funds reserves the right to reject any purchase or exchange order for any reason. Purchases or exchanges that a Fund determines could harm the Fund may be rejected.

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

Wells Fargo Funds, other than the Adjustable Rate Government Fund, Conservative Income Fund, Ultra Short-Term Income Fund and Ultra Short-Term Municipal Income Fund (“Ultra-Short Funds”) and the money market funds, (the “Covered Funds”). The Covered Funds are not designed to serve as vehicles for frequent trading. The Covered Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Covered Fund shareholders. The Funds Trust Board has approved the Covered Funds’ policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Covered Fund by increasing expenses or lowering returns. In this regard, the Covered Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Covered Fund shareholders. Funds Management monitors available shareholder trading information across all Covered Funds on a daily basis. If a shareholder redeems $5,000 or more (including redemptions that are part of an exchange transaction) from a Covered Fund, that shareholder is “blocked” from purchasing shares of that Covered Fund (including purchases that are part of an exchange transaction) for 30 calendar days after the redemption. This policy does not apply to:

■	Money market funds;

■	Ultra-Short Funds;

■	Dividend reinvestments;

■	Systematic investments or exchanges where the financial intermediary maintaining the shareholder account identifies the transaction as a systematic redemption or purchase at the time of the transaction;

■	Rebalancing transactions within certain asset allocation or “wrap” programs where the financial intermediary maintaining a shareholder account is able to identify the transaction as part of an asset allocation program approved by Funds Management;

■	Transactions initiated by a “fund of funds” or Section 529 Plan into an underlying fund investment;

■	Permitted exchanges between share classes of the same Fund;

■	Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships, withdrawals of shares acquired by participants through payroll deductions, and shares acquired or sold by a participant in connection with plan loans; and

■	Purchases below $5,000 (including purchases that are part of an exchange transaction).

The money market funds and the Ultra-Short Funds. Because the money market funds and Ultra-Short Funds are often used for short-term investments, they are designed to accommodate more frequent purchases and redemptions than the Covered Funds. As a result, the money market funds and Ultra-Short Funds do not anticipate that frequent purchases and redemptions, under normal circumstances, will have significant adverse consequences to the money market funds or Ultra-Short Funds or their shareholders. Although the money market funds and Ultra-Short Funds do not prohibit frequent trading, Funds Management will seek to prevent an investor from utilizing the money market funds and Ultra-Short Funds to facilitate frequent purchases and redemptions of shares in the Covered Funds in contravention of the policies and procedures adopted by the Covered Funds.

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All Wells Fargo Funds. In addition, Funds Management reserves the right to accept purchases, redemptions and exchanges made in excess of applicable trading restrictions in designated accounts held by Funds Management or its affiliate that are used at all times exclusively for addressing operational matters related to shareholder accounts, such as testing of account functions, and are maintained at low balances that do not exceed specified dollar amount limitations.

In the event that an asset allocation or “wrap” program is unable to implement the policy outlined above, Funds Management may grant a program-level exception to this policy. A financial intermediary relying on the exception is required to provide Funds Management with specific information regarding its program and ongoing information about its program upon request.

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and discussed in this prospectus/information statement. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading rather than the policies set forth above in instances where Funds Management reasonably believes that the intermediary’s policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

DISTRIBUTIONS

The Funds generally make distributions of any net investment income and any realized net capital gains at least annually.
Please contact your institution for distribution options. Please note, distributions have the effect of reducing the NAV per share by the amount distributed.

PRICING FUND SHARES

The Fund’s NAV is the value of a single share. The NAV is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day that the NYSE is open, although the Fund may deviate from this calculation time under unusual or unexpected circumstances. The NAV is calculated separately for each class of shares of a multiple-class Fund. The most recent NAV for each class of a Fund is available at wfam.com. To calculate the NAV of the Fund’s shares, the Fund’s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption request is processed is based on the next NAV calculated after the request is received in good order. Generally, NAV is not calculated, and purchase and redemption requests are not processed, on days that the NYSE is closed for trading; however, under unusual or unexpected circumstances, the Fund may elect to remain open even on days that the NYSE is closed or closes early. To the extent that the Fund’s assets are traded in various markets on days when the Fund is closed, the value of the Fund’s assets may be affected on days when you are unable to buy or sell Fund shares. Conversely, trading in some of the Fund’s assets may not occur on days when the Fund is open.

With respect to any portion of the Fund’s assets that may be invested in other mutual funds, the value of the Fund’s shares is based on the NAV of the shares of the other mutual funds in which the Fund invests. The valuation methods used by mutual funds in pricing their shares, including the circumstances under which they will use fair value pricing and the effects of using fair value pricing, are included in the prospectuses of such funds. To the extent the Fund invests a portion of its assets in non-registered investment vehicles, the Fund’s interests in the non-registered vehicles are fair valued at NAV.

With respect to the Fund’s assets invested directly in securities, the Fund’s investments are generally valued at current market prices. Equity securities, options and futures are generally valued at the official closing price or, if none, the last reported sales price on the primary exchange or market on which they are listed (closing price). Equity securities that are not traded primarily on an exchange are generally valued at the quoted bid price obtained from a broker-dealer.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the quoted bid price of a security, including a security that trades primarily on a foreign exchange, does not accurately reflect its current market value as of the time the Fund

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calculates its NAV. The closing price or the quoted bid price of a security may not reflect its current market value if, among other things, a significant event occurs after the closing price or quoted bid price are made available, but before the time as of which the Fund calculates its NAV, that materially affects the value of the security. We use various criteria, including a systemic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable and, if not, what fair market value to assign to the security. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations or evaluated prices from a pricing service or broker-dealer are not readily available.

The fair value of the Fund’s securities and other assets is determined in good faith pursuant to policies and procedures adopted by the Boards. In light of the judgment involved in making fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security at the time as of which fair value pricing is determined. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or quoted bid price. See the Statement of Additional Information for additional details regarding the determination of NAVs.

INFORMATION ON SHAREHOLDERS’ RIGHTS

FORM OF ORGANIZATION

The Funds are series of the Trust. The Trust is an open-end management investment company registered with the SEC under the 1940 Act, which continuously offers shares to the public. The Trust is organized as a Delaware statutory trust and is governed by the Declaration of Trust and applicable state and federal law.

CAPITALIZATION

The beneficial interests in the Target Fund and the Acquiring Fund are represented by an unlimited number of transferable shares of beneficial interest. The Trust’s governing documents permit the Funds Trust Board to allocate shares into an unlimited number of series, and classes thereof, with rights determined by the Funds Trust Board, all without shareholder approval. Fractional shares may be issued by both the Target Fund and Acquiring Fund. The Target Fund’s and the Acquiring Fund’s shares represent equal proportionate interests in the assets belonging to the shares of the same class of that Fund. Except as otherwise required by the 1940 Act or other applicable law, shareholders of the Fund are entitled to receive dividends and other amounts as determined by the Funds Trust Board. Shareholders of the Target Fund and Acquiring Fund vote separately, by class, as to matters that affect only their particular class and, by Fund, as to matters, such as approval of or amendments to advisory or investment management agreements that affect only their particular Fund.

SHAREHOLDER LIABILITY

Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of a Delaware corporation. Other than in a limited number of states, no such similar statutory or other authority limiting business trust shareholder liability exists. As a result, to the extent that the Trust or shareholders of the Trust are subject to the jurisdiction of a court that does not apply Delaware law, shareholders of the Trust may be subject to liability. To guard against this risk, the Declaration of Trust (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of the Trust property of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder of the Trust incurring financial loss beyond that shareholder’s investment because of shareholder liability should be limited to circumstances in which: (i) the court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the Trust itself is unable to meet its obligations.

SHAREHOLDER MEETING AND VOTING RIGHTS

Since the Target Fund and Acquiring Fund are both series of the Trust, the rights of the shareholders of each such Fund are identical. For further information, please see the section entitled “Capital Stock” in the Acquiring Fund’s SAI.

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LIQUIDATION

In the event of the liquidation of the Acquiring or Target Funds, the shareholders would be entitled to receive, when and as declared by the Funds Trust Board, the excess of the assets belonging to such Fund and attributable to the class over the liabilities belonging to the Fund and attributable to the class. In either case, the assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the number of shares of the class of the Fund held by them and recorded on the books of the Fund.

LIABILITY AND INDEMNIFICATION OF TRUSTEES

Under the Declaration of Trust, all persons contracting with or having any claim against the Trust or a particular series shall look only to the assets of the Trust or such series, respectively, for payment under such contract or claim; and the Trustees shall not be personally liable therefor. No Trustee shall be liable to the Trust or to any shareholder for any loss, damage or claim incurred by reason of any act performed or omitted by such Trustee in good faith on behalf of the Trust, a series or a class, and in a manner reasonably believed to be within the scope of authority conferred on such Trustee by the Declaration of Trust, except that a Trustee shall be liable for any loss, damage or claim incurred by reason of such Trustee’s willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Subject only to the express limitations in the 1940 Act, other applicable laws, and the Declaration of Trust, the Trust or the appropriate series shall indemnify each of its Trustees to the fullest extent permitted under the 1940 Act and other applicable laws. The Trust may also advance money for such litigation provided that the Trustee undertakes to repay the relevant Fund if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust and Delaware law and is not a complete description of those documents or law. Shareholders should refer to the provisions of the Trust Instrument and Delaware law directly for more complete information.

PRINCIPAL HOLDERS OF FUND SHARES

As of June 19, 2019, the officers and Trustees of the Trust owned as a group less than 1% of the outstanding shares of any class of the Fund. Except as noted below in the table, to the Fund’s knowledge, no persons owned of record 5% or more of any class of shares of the Fund. No person is reflected on the books and records of the Funds as owning beneficially 5% or more of any shares of the Funds as of June 19, 2019. Any shareholder who holds beneficially 25% or more of the outstanding common shares of a Fund may be deemed to control the Fund until such time as it holds beneficially less than 25% of the outstanding common shares of the Fund. Any shareholder controlling a Fund may be able to determine the outcome of issues that are submitted to shareholders for vote and may be able to take action regarding the Fund without the consent or approval of the other shareholders.

Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger	Percentage of Shares of Class After Merger
Wells Fargo Small Cap Value Fund
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	A	3,989,215.132	16.06%	15.45%
Charles Schwab & Co Inc 211 Main Street San Francisco, CA 94105-1905	A	1,581,589.062	6.37%	6.13%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	C	513,800.182	26.43%	24.55%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	C	296,119.345	15.23%	14.15%

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Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger	Percentage of Shares of Class After Merger
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	C	243,641.934	12.53%	11.64%
Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Customer 1 New York Plaza, Floor 12 New York, NY 10004-1965	C	196,455.891	10.11%	9.39%
Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St Petersburg, FL 33716-1100	C	195,234.964	10.04%	9.33%
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	C	117,154.486	6.03%	5.60%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	Administrator	89,217.260	17.28%	5.74%
MLPF&S For The Sole Benefit of Its Customers Attn: Mutual Fund Administration 4800 Deer Lake Dr E FL 3 Jacksonville, FL 32246-6484	Administrator	71,404.627	13.83%	4.59%
Massachusetts Mutual Insurance Co. 1295 State Street Springfield, MA 01111-0001	Administrator	70,586.798	13.67%	4.54%
Charles Schwab & Co Inc Special Custody Account FBO For Exclusive Benefit of Customers 211 Main Street San Francisco, CA 94105-1905	Administrator	39,462.883	7.64%	2.54%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	Administrator	34,064.135	6.60%	2.19%
Charles Schwab & Co Inc Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	Administrator	32,604.561	6.32%	2.10%
Attn: NPIO Trade Desk DCGT As TTEE and/or Custodian FBO PLIC Various Retirement Plans Omnibus 711 High Street Des Moines, IA 50392-0001	Administrator	30,429.574	5.89%	1.96%
UBS WM USA Omni Account M/F Spec CDY A/C EBOC UBSFSI 1000 Harbor Blvd Weehawken, NJ 07086-6761	Administrator	26,291.119	5.09%	1.69%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	Institutional	470,240.129	27.32%	11.65%

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Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger	Percentage of Shares of Class After Merger
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	Institutional	431,939.805	25.10%	10.70%
MLPF&S For The Sole Benefit of Its Customers Attn: Mutual Fund Administration 4800 Deer Lake Dr E FL 3 Jacksonville, FL 32246-6484	Institutional	126,291.775	7.34%	3.13%
Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St Petersburg, FL 33716-1100	Institutional	114,328.343	6.64%	2.83%
Wells Fargo WealthBuilder Equity (FKA Tactical Equity) 525 Market Street, Floor 12 San Francisco, CA 94105-2720	R6	504,193.151	22.77%	22.17%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310-1995	R6	450,069.167	20.32%	19.79%
Wells Fargo WealthBuilder Growth Balanced 525 Market Street, Floor 12 San Francisco, CA 94105-2720	R6	445,593.642	20.12%	19.59%
Wells Fargo WealthBuilder Growth Allocation 525 Market Street, Floor 12 San Francisco, CA 94105-2720	R6	289,396.363	13.07%	12.72%
Wells Fargo WealthBuilder Moderate Balanced 525 Market Street, Floor 12 San Francisco, CA 94105-2720	R6	225,178.451	10.17%	9.90%
Wells Fargo Bank NA FBO Caravel WellsCap DRH Active PO Box 1533 Minneapolis, MN 55480-1533	R6	184,274.945	8.32%	8.10%

Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger	Percentage of Shares of Class After Merger
Wells Fargo Small Company Value Fund
Wells Fargo Clearing, LLC Special Custody Account For The Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	A	165,912.457	33.68%	1.28%
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	A	99,174.341	20.13%	0.76%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	A	43,855.155	8.90%	0.34%

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Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger	Percentage of Shares of Class After Merger
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	C	17,220.965	34.81%	2.47%
Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Customer 1 New York Plaza, Floor 12 New York, NY 10004-1965	C	8,545.083	17.27%	1.23%
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	C	8,258.796	16.69%	1.19%
Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St Petersburg, FL 33716-1100	C	4,330.263	8.75%	0.62%
RBS Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn Mutual Fund Ops Manager 60 S 6th Street Minneapolis, MN 55402-4413	C	2,912.929	5.89%	0.42%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	Administrator	234,472.352	41.91%	28.00%
Charles Schwab & Co Inc Special Custody Account FBO For Exclusive Benefit of Customers 211 Main Street San Francisco, CA 94105-1905	Administrator	206,876.661	36.97%	24.70%
Emjay Corp Trustee FBO Fascore LLC Retirement Plans 8515 E Orchard Rd Greenwood Village, CO 80111-5002	Administrator	39,838.590	7.12%	4.76%
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	Institutional	375,055.177	29.78%	17.08%
Great-West Trust Company LLC TTEE Autoliv ASP Inc. EMP Savings and In 8525 E Orchard Rd Greenwood Village, CO 80111-5002	Institutional	213,843.621	16.98%	9.74%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310-1995	Institutional	166,450.887	13.22%	7.58%
LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	Institutional	153,520.998	12.19%	6.99%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	Institutional	128,902.663	10.24%	5.87%

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Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger	Percentage of Shares of Class After Merger
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310-1995	R6	30,599.984	93.93%	2.47%

FINANCIAL STATEMENTS

The audited financial highlights of each Fund for the last five fiscal years are incorporated by reference from the applicable Fund’s prospectus.

The SAI incorporates by reference the following financial statements, including the financial highlights for the periods indicated therein and the reports thereon of KPMG LLP, independent registered public accounting firm to the Funds.

Fund Name	Financial Statements as of	Audited or Unaudited
Wells Fargo Small Cap Value Fund	March 31, 2019	Audited
Wells Fargo Small Company Value Fund	May 31, 2018 November 30, 2018[1]	Audited Unaudited
1.	The unaudited financial highlights for the six-month period ended on the date indicated above are provided in Exhibit C.

PRO FORMA CAPITALIZATION

The following tables sets forth the capitalizations of the Fund as of April 30, 2019 and the capitalization of the Acquiring Fund on a pro forma basis as of that date after giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio for each Class as listed in the table below.

Exchange Ratio
Wells Fargo Small Cap Value Fund
Class A	0.50
Class C	0.33
Class R6	0.54
Administrator Class	0.54
Institutional Class	0.54

WELLS FARGO SMALL CAP VALUE FUND INTO WELLS FARGO SMALL COMPANY VALUE FUND

	Wells Fargo Small Cap Value Fund (Target Fund)	Wells Fargo Small Company Value Fund (Acquiring Fund)	Adjustments	Combined Pro forma
Total Net Assets
Class A	$367,495,615	$13,102,922	$0	$380,598,537
Class C	$10,646,560	$1,214,770	$0	$11,861,330
Class R6	$34,989,607	$652,103	$0	$35,641,710
Administrator Class	$7,347,703	$15,001,857	$0	$22,349,560
Institutional Class	$24,681,173	$35,928,694	$0	$60,609,867
Total	$445,160,658	$65,900,346	$0	$511,061,004
Net Asset Value per Share
Class A	$13.26	$26.35	$0	$26.35
Class C	$7.78	$23.38	$0	$23.38
Class R6	$14.75	$27.09	$0	$27.09
Administrator Class	$14.52	$26.97	$0	$26.97
Institutional Class	$14.71	$27.04	$0	$27.04
Total Shares Outstanding

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	Wells Fargo Small Cap Value Fund (Target Fund)	Wells Fargo Small Company Value Fund (Acquiring Fund)	Adjustments	Combined Pro forma
Class A	27,709,968	497,266	(13,763,236)	14,443,998
Class C	1,368,222	51,955	(912,875)	507,302
Class R6	2,372,254	24,069	(1,080,801)	1,315,522
Administrator Class	505,997	556,146	(233,605)	828,538
Institutional Class	1,678,237	1,328,870	(765,372)	2,241,735
Total	33,634,678	2,458,306	(16,755,889)	19,337,095

ADDITIONAL INFORMATION

The Target Fund and Acquiring Fund are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith files reports and other information with the SEC.

These items can be inspected and copies may be obtained at prescribed rates at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of such filings may be available at the following Commission regional offices: 3 World Financial Center, Suite 400, New York, NY 10281-1022; 33 Arch Street, 23rd Floor, Boston, MA 02110-1424; 701 Market Street, Philadelphia, PA 19106-1532; 801 Brickell Ave., Suite 1800, Miami, FL 33131; 3475 Lenox Road, N.E., Suite 1000, Atlanta, GA 30326-1232; 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604; 1801 California Street, Suite 1500, Denver, CO 80202-2656; Burnett Plaza, Suite 1900, 801 Cherry Street, Unit 18, Fort Worth, TX 76102; 15 W. South Temple Street, Suite 1800, Salt Lake City, UT 84101; 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036-3648; and 44 Montgomery Street, Suite 2600, San Francisco, CA 94104.

Copies of such materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Informational Services, SEC, Washington, D.C. 20549 at prescribed rates or by calling 1-202-551-8090.

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EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

WELLS FARGO FUNDS TRUST
WELLS FARGO MASTER TRUST
AGREEMENT AND PLAN OF REORGANIZATION
Dated as of June 28, 2019

This AGREEMENT AND PLAN OF REORGANIZATION (the “Plan”) is made as of this June 28, 2019, by and between Wells Fargo Funds Trust (“Funds Trust”), a Delaware statutory trust, for itself and with respect to its series that is an Acquiring Fund, as defined below, or a Target Fund, as defined below; Wells Fargo Master Trust (“Master Trust”), a Delaware statutory trust, for itself and with respect to its series that is a Master Portfolio, as defined below; and as to Section 17 of this Plan only, Wells Fargo Funds Management, LLC (“Wells Fargo Funds Management”), the investment manager to each series of Funds Trust.

WHEREAS, Funds Trust and Master Trust Funds Trust are open-end management investment companies registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Acquiring Fund is a feeder fund in a “master/feeder fund structure” that invests substantially all of its net investable assets in a Master Portfolio whose investment objective and investment strategies are substantially similar to those of the feeder fund;

WHEREAS, the parties desire that: 1) the Master Portfolio acquire the Assets of its Corresponding Target Fund, as defined below, in return for interests reflecting a beneficial interest in the Master Portfolio (“Corresponding Master Portfolio Interests”) of equal value; and 2) the Corresponding Target Fund, immediately thereafter, acquires shares of its Corresponding Acquiring Fund, as defined below, and such Corresponding Acquiring Fund assumes all of the Liabilities of such Corresponding Target Fund in return for all of the Corresponding Target Fund’s Assets (comprising of the Corresponding Master Portfolio Interests received by such Corresponding Target Fund); and 3) that such shares of the Acquiring Fund be distributed to the shareholders of the Corresponding Target Fund in connection with the liquidation and termination of the Corresponding Target Fund (each transaction described above between a Master Portfolio and its Corresponding Target Fund, and between a Target Fund and its Corresponding Acquiring Fund and the distribution to shareholders of the Acquiring Fund shares, being referred to collectively as a “Reorganization”);

WHEREAS, this Plan contemplates multiple Reorganizations but is intended to have effect in respect of the Reorganization as a separate agreement and plan of reorganization between a Master Portfolio, one Corresponding Acquiring Fund and one Corresponding Target Fund and is to be read and interpreted accordingly;

WHEREAS, Master Trust acting for itself and with respect to the Master Portfolio, Funds Trust acting for itself and with respect to the Acquiring Fund and each Target Fund, is acting separately from all of the other parties and their series, as applicable, and not jointly or jointly and severally with any other party;

WHEREAS, the parties desire that the Plan govern, in a single combined document for convenience, the Reorganization involving each Trust and the Target Fund and its Corresponding Acquiring Fund as a separate and independent transaction, and that all references herein to the Reorganization or a Trust or Fund, be interpreted consistent with the transactions being separate and independent;

WHEREAS, the parties intend that the Reorganization qualify as a “reorganization,” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and that the Acquiring Fund and its Corresponding Target Fund will be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization; and

WHEREAS, the parties intend that the Reorganization will not result in the recognition of any income, gain or loss for U.S. federal income tax purposes by the Master Portfolio and its respective interestholders.

NOW, THEREFORE, in accordance with the mutual promises described herein, the parties agree as follows:

1. Definitions.

The following terms shall have the following meanings:

1933 Act: The Securities Act of 1933, as amended.

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1934 Act: The Securities Exchange Act of 1934, as amended.

Acquiring Class: The class of shares of an Acquiring Fund that Funds Trust will issue to a Target Fund in respect of the Assets and Liabilities of the Target Fund attributable to the Corresponding Target Class, as set forth in Annex A.

Acquiring Fund: Each Fund listed in the column entitled “Acquiring Fund” in Annex A.

Acquiring Fund Financial Statements: The audited financial statements of an Acquiring Fund for its most recently completed fiscal year together with the unaudited financial statements of the Acquiring Fund for any semi-annual period completed since the end of the most recently completed fiscal year, in each case to the extent available.

Annex A: Annex A to this Plan, as it may be amended from time to time.

Assets: All property and assets of any kind and all interests, rights, privileges and powers of or attributable to a Fund, whether or not determinable at the appropriate Effective Time and wherever located. Assets include, without limitation, all cash, cash equivalents, securities, claims (whether absolute or contingent, known or unknown, accrued or unaccrued or conditional or unmatured), contract rights and receivables (including dividend and interest receivables and receivables for shares sold) owned by a Fund and any deferred or prepaid expense shown as an asset on such Fund’s books.

Assets List: A list of securities and other Assets of or attributable to a Fund as of the date provided.

Board: The Board of Trustees of Funds Trust or Master Trust.

Closing Date: September 20, 2019, or such other date as the parties may agree to in writing with respect to the Reorganization.

Corresponding Acquiring Class: The Acquiring Fund share class set forth opposite a Target Class in Annex A.

Corresponding Acquiring Fund: The Acquiring Fund set forth opposite a Target Fund and a Master Portfolio in Annex A.

Corresponding Master Portfolio: The Master Portfolio set forth opposite a Target Fund and an Acquiring Fund in Annex A.

Corresponding Target Class: The Target Fund share class set forth opposite an Acquiring Class in Annex A.

Corresponding Target Fund: The Target Fund set forth opposite a Master Portfolio and an Acquiring Fund in Annex A.

Effective Time: 9:00 a.m. Eastern Time on the first business day following the Closing Date of the Reorganization, or such other time and date as the parties may agree to in writing.

Fund: An Acquiring Fund, a Master Portfolio or a Target Fund.

Know, Known or Knowledge: Known after reasonable inquiry.

Liabilities: All liabilities of, allocated or attributable to, a Fund, whether known or unknown, accrued or unaccrued, absolute or contingent or conditional or unmatured.

Master Portfolio: Each Fund listed in the column entitled “Master Portfolio” in Annex A.

Master Portfolio Financial Statements: The audited financial statements of a Master Portfolio for its most recently completed fiscal year together with the unaudited financial statements of the Master Portfolio for any semi-annual period completed since the end of the most recently completed fiscal year, in each case to the extent available.

Registration Statement: The Trust’s registration statement on Form N-1A, as filed with the SEC and in effect from time to time.

Reorganization Documents: With respect to the Master Portfolio, such bills of sale, assignments, and other instruments of transfer as Master Trust reasonably deems necessary or desirable to effect any Corresponding Target Fund’s transfer of all of its rights and title to and interest in its Assets to the Master Portfolio. With respect to an Acquiring Fund, such bills of sale, assignments, and other instruments of transfer as Funds Trust reasonably deems necessary or desirable to effect any Corresponding Target Fund’s transfer of all of its rights and title to and interest in its Assets to the Acquiring Fund. With respect to a Target Fund, such instruments of assumption, instruments of transfer, and other documents as Funds Trust reasonably deems necessary or desirable to effect the Corresponding Acquiring Fund’s assumption of all of the Target Fund’s Liabilities.

Target Class: The Target Fund share class set forth opposite an Acquiring Class in Annex A.

Target Fund: Each Fund listed in the column entitled “Target Fund” in Annex A.

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Target Fund Financial Statements: The audited financial statements of a Target Fund for its most recently completed fiscal year together with the unaudited financial statements of the Target Fund for any semi-annual period completed since the end of the most recently completed fiscal year, in each case to the extent available.

Valuation Time: The time on the Reorganization’s Closing Date, the business day immediately preceding the Closing Date if the Closing Date is not a business day or such other time as the parties may agree to in writing, that Master Trust determines the net asset value of the interests of the Master Portfolio as set forth in the Master Portfolio’s Registration Statement and that Funds Trust determines the value of the Assets of or attributable to the Target Fund, net of known Liabilities. Unless otherwise agreed to in writing, the Valuation Time of a Reorganization shall be the time of day then set forth in the Acquiring Fund’s and Target Fund’s Registration Statement on Form N-1A as the time of day at which net asset value is calculated.

2. Regulatory Filings. Each Trust shall prepare and file any required filings including, without limitation, filings with state or foreign securities regulatory authorities necessary to consummate the Reorganization.

3. Transfer of Target Fund Assets. Funds Trust, with respect to each of its series that is a Target Fund or Acquiring Fund, and Master Trust, with respect to its series that is a Master Portfolio, shall take the following steps with respect to the Reorganization involving such Target Fund, Acquiring Fund or Master Portfolio:

(a) Within a reasonable time prior to the Closing Date, the Target Fund shall provide, if requested, its Assets List to its Corresponding Master Portfolio. The Target Fund may sell any investment on the Assets List prior to the Valuation Time. After the Target Fund provides the Assets List, the Target Fund will notify its Corresponding Master Portfolio of its purchase or incurrence of additional investments or of any additional encumbrances, rights, restrictions or claims not reflected on the Assets List, within a reasonable time period after such purchase or incurrence. Within a reasonable time after receipt of the Assets List and prior to the Closing Date, the Corresponding Master Portfolio will advise the Target Fund in writing of any investments shown on the Assets List that the Corresponding Master Portfolio has reasonably determined to be impermissible or inconsistent with the investment objective, policies and restrictions of the Corresponding Master Portfolio.

(b) Funds Trust, on behalf of the Target Fund, shall assign, transfer, deliver and convey the Target Fund’s Assets to its Corresponding Master Portfolio at the Reorganization’s Effective Time. In exchange for the transfer of Assets, the Corresponding Master Portfolio shall simultaneously issue and deliver to the Target Fund full and fractional Corresponding Master Portfolio Interests. The Master Portfolio shall determine the number of Corresponding Master Portfolio Interests to issue and deliver in respect of each Target Class by dividing the value of the Target Fund’s Assets attributable to the Target Class by the net asset value of one Corresponding Master Portfolio Interest. Based on this calculation, the Master Portfolio shall issue Corresponding Master Portfolio Interests with an aggregate net asset value equal to the value of the Assets of the Corresponding Target Class.

(c) Immediately thereafter, Funds Trust, on behalf of the Target Fund, shall assign, transfer, deliver and convey its Assets (now comprising of the Corresponding Master Portfolio Interests as described in Section 3(b) of this Plan) to its Corresponding Acquiring Fund. In exchange for the transfer of the Assets, the Corresponding Acquiring Fund shall simultaneously assume the Target Fund’s Liabilities and issue and deliver to the Target Fund full and fractional shares of beneficial interest of each Acquiring Class. The Corresponding Acquiring Fund shall determine the number of shares of each Acquiring Class to issue and deliver to its Corresponding Target Class by dividing the value of the Assets net of Liabilities attributable to the Target Class by the net asset value of one Acquiring Class share. Based on this calculation, the Corresponding Acquiring Fund shall issue shares of beneficial interest of each Acquiring Class with an aggregate net asset value equal to the value of the Assets net of Liabilities of the Corresponding Target Class. The Corresponding Acquiring Fund shall immediately accept the Target Fund’s Assets and assume the Target Fund’s Liabilities such that at and after the Effective Time (i) all of the Corresponding Target Fund’s Assets shall become and be Assets of its Corresponding Acquiring Fund and (ii) all of the Target Fund’s Liabilities at the Effective Time shall attach to the Corresponding Acquiring Fund, and be enforceable against the Corresponding Acquiring Fund to the same extent as if initially incurred by the Corresponding Acquiring Fund.

(d) The parties shall determine the net asset value of the Corresponding Master Portfolio Interests and the value of the Target Fund’s Assets to be delivered as described in Section 3(b) of this Plan as of the Valuation Time in accordance with Master Trust’s current valuation procedures as described in the then current prospectus or prospectuses or statement or statements of additional information of the Master Portfolio. The parties shall determine the net asset value of the Acquiring Fund shares and the value of the Target Fund’s Assets to be conveyed net of Liabilities to be delivered as

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described in Section 3(c) of this Plan as of the Valuation Time in accordance with Funds Trust’s current valuation procedures as described in the then-current prospectus or prospectuses or statement or statements of additional information of the Acquiring Fund. The parties shall make all computations to the fourth decimal place or such other decimal place as the parties may agree to in writing.

(e) Funds Trust, on behalf of the Target Fund, shall cause its custodian to transfer the Target Fund’s Assets with good and marketable title to the account of its Corresponding Master Portfolio. Funds Trust, on behalf of the Target Fund, shall also cause its custodian to transfer all cash in the form of immediately available funds to the account of the Corresponding Master Portfolio. In addition, Funds Trust shall cause its custodian to transfer any Assets that were not transferred to the account of the Corresponding Master Portfolio at the Effective Time to the Corresponding Master Portfolio’s account at the earliest practicable date thereafter. The Master Portfolio will transfer the Corresponding Master Portfolio Interests with good and marketable title to the account of the Target Fund. Immediately thereafter, the Target Fund shall cause its custodian to transfer its Assets (comprising of the Corresponding Master Portfolio Interests as described in Section 3(b) of this Plan) with good and marketable title to the account of the Corresponding Acquiring Fund. The Acquiring Fund will transfer the Corresponding Acquiring Fund shares with good and marketable title to the account of the Target Fund.

4. Liquidation and Termination of Target Fund, Registration of Shares and Access to Records. Funds Trust, with respect to each of its series that is a Target Fund or an Acquiring Fund, and Master Trust, with respect to its series that is a Master Portfolio, shall take the following steps with respect to the Reorganization involving such Target Fund, Acquiring Fund or Master Portfolio:

(a) At or as soon as is reasonably practical after the Effective Time, Funds Trust shall distribute to shareholders of record of each Target Class full and fractional shares of beneficial interest of its Corresponding Acquiring Class pro rata on the basis of the shares of the Target Class owned by such shareholders. Each shareholder also shall have the right to receive, at or as soon as practicable after the Effective Time, any unpaid dividends or other distributions that Funds Trust may have declared with respect to the Target Class shares. Funds Trust shall record on its books the ownership by the shareholders of the Corresponding Acquiring Fund shares. Funds Trust does not issue certificates representing the Acquiring Fund shares, and shall not be responsible for issuing certificates to shareholders of the Target Funds. Funds Trust, on behalf of each Target Fund, shall wind up the affairs of the Target Fund and shall take all steps as are necessary and proper to dissolve, liquidate and terminate the Target Fund in accordance with applicable law and regulations and its Declaration of Trust, as soon as is reasonably practicable after the Effective Time.

(b) If a former Target Fund shareholder requests a change in the registration of the shareholder’s Acquiring Fund shares to a person other than the shareholder, Funds Trust shall require the shareholder to (i) furnish Funds Trust an instrument of transfer properly endorsed, accompanied by any required signature guarantees and otherwise in proper form for transfer; and (ii) pay to the Acquiring Fund any transfer or other taxes required by reason of such registration or establish to the reasonable satisfaction of Funds Trust that such tax has been paid or does not apply.

5. Representations, Warranties and Agreements of Funds Trust. Funds Trust, on behalf of itself, and, as appropriate, each Target Fund and each Acquiring Fund, represents and warrants to, and agrees with Master Trust and Funds Trust for each of its series that is an Acquiring Fund, as follows:

(a) Funds Trust is a statutory trust, duly created, validly existing and in good standing under the laws of the State of Delaware. The Board of Funds Trust duly established and designated the Target Fund as a series of Funds Trust and each Target Class as a class of the Target Fund. Funds Trust is an open-end management investment company registered with the SEC under the 1940 Act, and such registration is in full force and effect.

(b) Funds Trust has the power and all necessary federal, state and local qualifications and authorizations to own all of its properties and Assets, to carry on its business as now being conducted and as described in its currently effective Registration Statement, to enter into this Plan and to consummate the transactions contemplated herein.

(c) The Board of Funds Trust has duly authorized the execution and delivery of this Plan and approved the performance of the transactions contemplated herein. Duly authorized officers of Funds Trust have executed and delivered this Plan. This Plan represents a valid and binding obligation of Funds Trust with respect to the Target Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles. The execution and delivery of this Plan do not, and the consummation of the transactions contemplated by this Plan will not, violate any law or regulation applicable to Funds Trust, the Declaration of Trust of Funds Trust or any Material Agreement. Each Trust

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does not need to take any other action to authorize its officers to effectuate the Plan and the transactions contemplated herein.

(d) The Target Fund has qualified and met the requirements for treatment as a “regulated investment company” under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code in respect of each taxable year since the commencement of its operations, and will continue to so qualify until the Effective Time and has computed (or will compute) its federal income tax liability, if any, under Sections 852 and 4982 of the Code.

(e) Funds Trust has duly authorized and validly issued all of the issued and outstanding shares of the Target Fund and all of those shares are, and on the Closing Date will be, validly outstanding, fully paid and non-assessable, and were and will have been offered for sale and sold in conformity, in all material respects, with the registration or qualification requirements of all applicable federal and state securities laws. There are, and will be as of the Closing Date, no outstanding options, warrants or other rights to subscribe for or purchase any Target Fund shares, nor are there outstanding any securities convertible into Target Fund shares.

(f) Funds Trust with respect to the Target Fund is, and at the Effective Time will be, in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the 1940 Act, the 1933 Act, the 1934 Act and all applicable state securities laws, and from the date of this Plan through the Closing Date will comply in all material respects with all newly adopted rules and regulations under the 1940 Act on or before their compliance dates. Funds Trust with respect to the Target Fund is in compliance in all material respects with the investment policies and restrictions applicable to it set forth in the Registration Statement as currently in effect in respect of it. The value of the net assets of the Target Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the 1940 Act and the policies of such Target Fund, except as has been disclosed to its Corresponding Acquiring Fund.

(g) Except as otherwise provided herein, Funds Trust shall operate the business of the Target Fund in the ordinary course between the date hereof and the Effective Time, it being agreed that such ordinary course of business will include, without limitation: (i) the declaration and payment of dividends and distributions pursuant to standard dividend and distribution policies approved by such Target Fund’s Board prior to the date of this Plan or otherwise in the ordinary course of business, (ii) the declaration and payment of any other dividends and distributions deemed advisable by the Target Fund after consultation with its Corresponding Master Portfolio and its Corresponding Acquiring Fund in anticipation of the Reorganization, including the declaration and payment of dividends necessary to avoid a fund-level tax for the taxable year ending on the Closing Date and, as applicable, any prior taxable year in respect of which such Target Fund is eligible as of the Closing Date to declare a “spillback” dividend under Section 855 of the Code, and (iii) the taking of any other commercially reasonable action in anticipation of the Reorganization (and selling assets for purposes of recognizing taxable gains to offset tax-loss carryforwards).

(h) The Target Fund Financial Statements fairly present the financial position of the Target Fund as of the date indicated. The Target Fund Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied.

(i) To the knowledge of Funds Trust, except as has been disclosed to its Corresponding Master Portfolio and its Corresponding Acquiring Fund, the Target Fund has no material Liabilities, whether or not determined or determinable, other than: 1) Liabilities disclosed or provided for in the Target Fund Financial Statements; and 2) Liabilities incurred in the ordinary course of business subsequent to the Target Fund Financial Statements. The Target Fund does not have any Liabilities to any service provider of Funds Trust for fees previously waived or deferred by such service provider.

(j) Except as has been disclosed to its Corresponding Master Portfolio and its Corresponding Acquiring Fund: (i) Funds Trust does not know of any claims, actions, suits, inquiries, investigations or proceedings of any type pending or threatened against Funds Trust in respect of the Target Fund, the Target Fund or their Assets or businesses, or against any investment adviser or principal underwriter of the Target Fund relating to the services such adviser or underwriter provides to the Target Fund; and (ii) Funds Trust does not know of any facts that it currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, inquiry, investigation or proceeding against Funds Trust in respect of the Target Fund, the Target Fund or their Assets or businesses, or against any investment adviser or principal underwriter of the Target Fund relating to the services such adviser or underwriter provides to the Target Fund. For purposes of this provision, investment underperformance or negative investment performance shall not be deemed to constitute such facts. Except as has been disclosed to its Corresponding Acquiring Fund, the Target Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects,

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or is reasonably likely to adversely affect in a material manner, its financial condition, results of operations, business, properties or Assets or the Target Fund’s ability to consummate the transactions contemplated by this Plan.

(k) Funds Trust has timely filed all tax returns in respect of the Target Fund for all of its taxable years to and including its most recent taxable year required to be filed on or before the date of this Plan, has paid all taxes payable pursuant to such returns, and made available to the Corresponding Master Portfolio and its Corresponding Acquiring Fund all of the Target Fund’s previously filed tax returns. To the knowledge of Funds Trust, no such tax return has been or is currently under audit, and no assessment has been asserted with respect to any return. Funds Trust will file all of the Target Fund’s tax returns (and pay any taxes due thereon) for all of its taxable periods ending on or before the Closing Date not previously filed on or before their due dates (taking account of any valid extensions thereof).

(l) Since the date of the most recent Target Fund Financial Statements, there has been no material adverse change in the financial condition, business, properties or Assets of the Target Fund. For purposes of this provision, the effects of investment underperformance, negative investment performance or net redemptions shall not, individually or in the aggregate, be deemed to give rise to any such change.

6. Representations, Warranties and Agreements of Master Trust and Funds Trust. Master Trust, for itself and with respect to each of its series that is a Master Portfolio, and Funds Trust, for itself and with respect to each of its series that is an Acquiring Fund, represent and warrant to, and agree with Funds Trust with respect to each of its series that is a Target Fund, as follows:

(a) Master Trust and Funds Trust are statutory trusts, duly created, validly existing and in good standing under the laws of the State of Delaware. The Board of Master Trust duly established and designated the Master Portfolio as a series of Master Trust. The Board of Funds Trust duly established and designated the Acquiring Fund as a series of Funds Trust and each Acquiring Class as a class of the Acquiring Fund. Master Trust and Funds Trust are open-end management investment companies registered with the SEC under the 1940 Act, and such registration is in full force and effect.

(b) Master Trust and Funds Trust have the power and all necessary federal, state and local qualifications and authorizations to own all of its properties and Assets, to carry on its business as now being conducted and described in its currently effective Registration Statement, to enter into this Plan and to consummate the transactions contemplated herein.

(c) The Boards of Master Trust and Funds Trust have each duly authorized the execution and delivery of this Plan and approved the performance of the transactions contemplated herein. Duly authorized officers of Master Trust and Funds Trust have executed and delivered this Plan. This Plan represents a valid and binding obligation of Master Trust and Funds Trust, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles. The execution and delivery of this Plan do not, and the consummation of the transactions contemplated by this Plan will not, violate any law or regulation applicable to Master Trust or Funds Trust, the Declaration of Trust or By-Laws of Master Trust or Funds Trust or any agreement, indenture, instrument, contract or other undertaking to which Master Trust and Funds Trust are parties or by which they are bound. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Funds Trust of the transactions contemplated by this Plan, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and insurance, securities or blue sky laws of any U.S. state or the District of Columbia or Puerto Rico.

(d) The Acquiring Fund has qualified and met the requirements for treatment as a “regulated investment company” under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code in respect of each taxable year since the commencement of its operations, and will continue to so qualify until the Effective Time and has computed (or will compute) its federal income tax liability, if any, under Sections 852 and 4982 of the Code. The Master Portfolio has qualified as either a disregarded entity or a partnership for U.S. federal income tax purposes in respect of each taxable year since the commencement of its operations and will continue to so qualify until the Effective Time.

(e) Master Trust and Funds Trust have duly authorized and validly issued all of the issued and outstanding interests of the Master Portfolio and shares of the Acquiring Fund, respectively, and all of those interests or shares are, and on the Closing Date will be, validly issued, fully paid and non-assessable by Master Trust or Funds Trust, respectively, and were and will have been offered for sale and sold in conformity, in all material respects, with the registration or qualification requirements of all applicable federal and state securities laws. Before the Closing Date, Master Trust shall have duly authorized the Corresponding Master Portfolio Interests of the Master Portfolio to be issued and delivered to the Target Fund as of the Effective Time. Before the Closing Date, Funds Trust shall have duly authorized the shares of the Acquiring

 | A-6

Fund to be issued and delivered to the Target Fund immediately thereafter pursuant to Section 3(c) of this Plan. When issued and delivered, the interests of the Master Portfolio to be issued and delivered to the Target Fund shall have been qualified under all applicable federal and state securities laws and shall be duly and validly issued, fully paid and non-assessable, and no interestholder of the Master Portfolio shall have any preemptive right of subscription or purchase in respect of them. When issued and delivered, the shares of the Acquiring Fund to be issued and delivered to the Target Fund shall have been registered for sale under the 1933 Act and qualified under all applicable state securities laws and shall be duly and validly issued, fully paid and non-assessable, and no shareholder of the Acquiring Fund shall have any preemptive right of subscription or purchase in respect of them. There are, and will be as of the Closing Date, no outstanding options, warrants or other rights to subscribe for or purchase the Master Portfolio interests or the Acquiring Fund shares, nor are there outstanding any securities convertible into Master Portfolio interests or Acquiring Fund shares.

(f) Master Trust with respect to the Master Portfolio and Funds Trust with respect to the Acquiring Fund are, and at the Effective Time will be, in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the 1940 Act, the 1933 Act, the 1934 Act, and all applicable state securities laws, and from the date of this Plan through the Closing Date will comply in all material respects with all newly adopted rules and regulations under the 1940 Act on or before their compliance dates. Master Trust with respect to the Master Portfolio and Funds Trust with respect to the Acquiring Fund are in compliance in all material respects with the investment policies and restrictions applicable to them set forth in their Registration Statements as currently in effect in respect of them. The value of the net assets of the Master Portfolio is determined using portfolio valuation methods that comply in all material respects with the requirements of the 1940 Act and the policies of such Master Portfolio, except as has been disclosed to its Corresponding Target Fund. The value of the net assets of the Acquiring Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the 1940 Act and the policies of such Acquiring Fund, except as has been disclosed to its Corresponding Target Fund.

(g) Except as otherwise provided herein, Master Trust shall operate the business of the Master Portfolio and Funds Trust shall operate the business of the Acquiring Fund in the ordinary course between the date hereof and the Effective Time, it being agreed that such ordinary course of business will include, without limitation: (i) the declaration and payment of dividends and distributions pursuant to standard dividend and distribution policies approved by such Master Portfolio’s or Acquiring Fund’s Board, as applicable, prior to the date of this Plan, (ii) the declaration and payment of any other dividends and distributions deemed advisable by mutual agreement of such Target Fund, Master Portfolio and Acquiring Fund in anticipation of the Reorganization, and (iii) the taking of any other commercially reasonable action in anticipation of the Reorganization.

(h) The Master Portfolio Financial Statements fairly present the financial position of the Master Portfolio as of the date indicated. The Acquiring Fund Financial Statements fairly present the financial position of the Acquiring Fund as of the date indicated. The Master Portfolio Financial Statements and the Acquiring Fund Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied.

(i) To the knowledge of Master Trust and Funds Trust, except as has been disclosed to their Corresponding Target Fund, the Master Portfolio and the Acquiring Fund have no material Liabilities, whether or not determined or determinable, other than: 1) Liabilities disclosed or provided for in the Master Portfolio Financial Statements or the Acquiring Fund Financial Statements, as applicable; and 2) Liabilities incurred in the ordinary course of business subsequent to the Master Portfolio Financial Statements or the Acquiring Fund Financial Statements. The Master Portfolio and the Acquiring Fund do not have any Liabilities to any service provider of the Master Portfolio or Acquiring Fund for fees previously waived or deferred by such service provider.

(j) Except as has been disclosed to their Corresponding Target Fund: (i) Master Trust and Funds Trust do not know of any claims, actions, suits, inquiries, investigations or proceedings of any type pending or threatened against Master Trust in respect of the Master Portfolio, Funds Trust in respect of the Acquiring Fund or their Assets or businesses, or against any investment adviser or principal underwriter of the Master Portfolio or the Acquiring Fund relating to the services such adviser or underwriter provides to the Master Portfolio or the Acquiring Fund; and (ii) Master Trust and Funds Trust do not know of any facts that they currently have reason to believe are likely to form the basis for the institution of any such claim, action, suit, inquiry, investigation or proceeding against Master Trust in respect of the Master Portfolio, Funds Trust in respect of the Acquiring Fund or any investment adviser or principal underwriter of the Master Portfolio or the Acquiring Fund relating to the services such adviser or underwriter provides to the Master Portfolio or the Acquiring Fund. For purposes of this provision, investment underperformance or negative investment performance shall not be deemed to constitute such facts. Neither Master Trust in respect of the Master Portfolio, Funds Trust in respect of the

A-7 |

Acquiring Fund, nor to their knowledge, any investment adviser or principal underwriter of the Master Portfolio or the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect in a material manner, its financial condition, results of operations, business, properties or Assets or the Master Portfolio’s or the Acquiring Fund’s ability to consummate the transactions contemplated by this Plan.

(k) Except as has been disclosed to their Corresponding Target Fund, no material default has occurred and is continuing in respect of the Master Portfolio or the Acquiring Fund under any Material Agreement.

(l) Master Trust has timely filed all tax returns in respect of the Master Portfolio for all of its taxable years to and including its most recent taxable year required to be filed on or before the date of this Plan, has paid all taxes payable pursuant to such returns and has made available to the applicable Target Fund all of the applicable Master Portfolio’s previously filed tax returns. Funds Trust has timely filed all tax returns for the Acquiring Fund for all of its taxable years to and including its most recent taxable year required to be filed on or before the date of this Plan, has paid all taxes payable pursuant to such returns and made available to the Target Fund all of the Acquiring Fund’s previously filed tax returns. To the knowledge of Master Trust and Funds Trust, no such return is currently under audit and no assessment has been asserted with respect to any return. Master Trust will file all of the Master Portfolio’s tax returns and Funds Trust will file all of the Acquiring Fund’s tax returns (and pay any taxes due thereon) for all of their taxable periods ending on or before the Closing Date not previously filed on or before their due dates (taking account of any valid extensions thereof).

(m) Since the date of the most recent Master Portfolio Financial Statements, there has been no material adverse change in the financial condition, business, properties or Assets of the Master Portfolio. Since the date of the most recent Acquiring Fund Financial Statements, there has been no material adverse change in the financial condition, business, properties or Assets of the Acquiring Fund. For purposes of this provision, the effects of investment underperformance, negative investment performance or net redemptions shall not, individually or in the aggregate, be deemed to give rise to any such change.

7. Conditions to a Target Fund’s Obligations. The obligations of Funds Trust with respect to each of its series that is a Target Fund in a Reorganization shall be subject to satisfaction or waiver of the following conditions precedent:
(a) This Plan and the transactions contemplated by it shall have been approved by the affirmative vote of at least a majority of the Board of each of Master Trust and Funds Trust (including a majority of those Trustees who are not “interested persons” of any parties to this Plan, as defined in Section 2(a)(19) of the 1940 Act). Master Trust and Funds Trust shall have duly executed and delivered to the Target Fund, the Corresponding Master Portfolio Reorganization Documents and the Corresponding Acquiring Fund Reorganization Documents.

(b) All representations and warranties of Master Trust and Funds Trust made in this Plan that are not by their terms qualified as to materiality shall be true and correct in all material respects, and all representations and warranties of Master Trust and Funds Trust made in this Plan that by their terms are qualified as to materiality are true and correct in all respects, in each case as if made at and as of the Valuation Time and the Effective Time.

(c) Master Trust shall have delivered to Funds Trust a certificate dated as of the Closing Date and executed in its name by its Secretary or Treasurer (or Assistant Secretary or Assistant Treasurer) stating that all representations and warranties of Master Trust made in this Plan that by their terms are not qualified as to materiality are true and correct in all material respects, and all representations and warranties of Master Trust made in this Plan that by their terms are qualified as to materiality are true and correct in all respects, in each case at and as of the Valuation Time. Master Trust shall have delivered to Funds Trust a certificate dated as of the Closing Date and executed in its name by its Secretary or Treasurer (or Assistant Secretary or Assistant Treasurer) stating that all representations and warranties of Master Trust made in this Plan that are not by their terms qualified as to materiality are true and correct in all material respects, and all representations and warranties of Master Trust made in this Plan that by their terms are qualified as to materiality are true and correct in all respects, in each case at and as of the Valuation Time, on behalf of each of its Master Portfolio. The Target Funds shall have received an opinion, dated as of the Closing Date, of Dechert LLP, upon which each Target Fund and its shareholders may rely based upon factual representations required by Dechert LLP made in certificates provided to Dechert LLP by Funds Trust, on behalf of itself and each Fund, and Master Trust, on behalf of itself and each Portfolio, the Funds’ affiliates and/or principal shareholders and in a form reasonably satisfactory to Dechert LLP, substantially to the effect that, on the basis of existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, the Reorganization will constitute a “reorganization,” within the meaning of Section 368(a) of the Code.

 | A-8

(d) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with the Reorganization.

(e) The SEC has not issued any unfavorable advisory report under Section 25(b) of the 1940 Act relating to, or instituted any proceeding seeking to enjoin consummation of, the Reorganization under Section 25(c) of the 1940 Act.

(f) Each of Master Trust and Funds Trust shall have performed and complied in all material respects with each of its agreements and covenants required by this Plan to be performed or complied with by it prior to or at the Reorganization’s Valuation Time and Closing Date.

(g) Except to the extent prohibited by law, and unless, in the opinion of Dechert LLP, a Target Fund’s Reorganization constitutes a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code prior to the Valuation Time, each Target Fund shall have declared a dividend or dividends, with a record date and ex-dividend date prior to the Valuation Time, which, together with all previous dividends, shall have the effect of distributing to the Target Fund shareholders, with respect to taxable periods or years ending on or before the Effective Time for which the Target Fund is eligible to take a deduction for dividends paid, all of its previously undistributed (i) “investment company taxable income” within the meaning of Section 852(b) of the Code (determined without regard to Section 852(b)(2)(D) of the Code); (ii) amounts constituting the excess of (A) the amount specified in Section 852(a)(1)(B)(i) of the Code over (B) the amount specified in Section 852(a)(1)(B)(ii) of the Code; and (iii) net capital gain (within the meaning of Section 1222(11) of the Code), if any.

(h) The Board of Funds Trust shall not have terminated this Plan with respect to the Reorganization pursuant to Section 10 of this Plan.

8. Conditions to a Master Portfolio’s or an Acquiring Fund’s Obligations. The obligations of Master Trust with respect to each of its series that is a Master Portfolio in a Reorganization and Funds Trust with respect to each of its series that is an Acquiring Fund in a Reorganization shall be subject to satisfaction or waiver of the following conditions precedent:
(a) This Plan and the transactions contemplated by it shall have been approved by the affirmative vote of at least a majority of the Board of each of Master Trust and Funds Trust (including a majority of those Trustees who are not “interested persons” of any parties to this Plan, as defined in Section 2(a)(19) of the 1940 Act). Funds Trust, on behalf of each of its Target Funds, shall have duly executed and delivered to the Master Portfolio and the Acquiring Fund the Target Fund Reorganization Documents.

(b) All representations and warranties of Funds Trust made in this Plan that are not by their terms qualified as to materiality shall be true and correct in all material respects, and all representations and warranties of Funds Trust made in this Plan that by their terms are qualified as to materiality are true and correct in all respects, in each case as if made at and as of the Valuation Time and the Effective Time.

(c) Funds Trust, on behalf of each of its Target Funds, shall have delivered to Master Trust a certificate dated as of the Closing Date and executed in its name by its Secretary or Treasurer (or Assistant Secretary or Assistant Treasurer) stating that all representations and warranties of Funds Trust made in this Plan that by their terms are not qualified as to materiality are true and correct in all material respects, and all representations and warranties of Funds Trust in this Plan that by their terms are qualified as to materiality are true and correct in all respects, in each case at and as of the Valuation Time.

(d) Master Trust and Funds Trust shall have received an opinion, dated as of the Closing Date, of Dechert LLP, upon which the Master Portfolio and the Acquiring Fund and their interestholders and shareholders may rely, based upon factual representations required by [Dechert LLP made in certificates provided to [Dechert LLP by Funds Trust, on behalf of itself and each Fund, and Master Trust, on behalf of itself and the Master Portfolio, the Funds’ affiliates and/or principal shareholders and in a form reasonably satisfactory to [Dechert LLP, substantially to the effect that, on the basis of existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, the Reorganization will constitute a “reorganization,” within the meaning of Section 368(a) of the Code.

(e) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with the Reorganization.

(f) The SEC has not issued any unfavorable advisory report under Section 25(b) of the 1940 Act relating to, or instituted any proceeding seeking to enjoin consummation of, the Reorganization under Section 25(c) of the 1940 Act.

A-9 |

(g) Funds Trust, on behalf of each of its Target Funds, shall have performed and complied in all material respects with each of its agreements and covenants required by this Plan to be performed or complied with by it prior to or at the Reorganization’s Valuation Time and Closing Date.

(h) Except to the extent prohibited by law, and unless, in the opinion of Dechert LLP, a Target Fund’s Reorganization constitutes a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code prior to the Valuation Time, each Target Fund shall have declared a dividend or dividends, with a record date and ex-dividend date prior to the Valuation Time, which, together with all previous dividends, shall have the effect of distributing to the Target Fund shareholders, with respect to taxable periods or years ending on or before the Effective Time for which the Target Fund is eligible to take a deduction for dividends paid, all of its previously undistributed (i) “investment company taxable income” within the meaning of Section 852(b) of the Code (determined without regard to Section 852(b)(2)(D) of the Code); (ii) amounts constituting the excess of (A) the amount specified in Section 852(a)(1)(B)(i) of the Code over (B) the amount specified in Section 852(a)(1)(B)(ii) of the Code; and (iii) net capital gain (within the meaning of Section 1222(11) of the Code), if any.

(i) The Board of Funds Trust or Master Trust shall not have terminated this Plan with respect to the Reorganization pursuant to Section 10 of this Plan.

9. Tax Matters. Except where otherwise required by law, the parties shall not take a position on any tax returns inconsistent with the treatment of each Reorganization for tax purposes as a “reorganization,” within the meaning of Section 368(a) of the Code and each Acquiring Fund and the Corresponding Target Fund will comply with the record keeping and information filing requirements of Section 1.368-3 of the Treasury Regulation in accordance therewith.

10. Termination of Plan. The Board of either Master Trust or Funds Trust, as the case may be, may terminate this Plan with respect to any Reorganization, by majority vote, upon notice to the other party, if: (i) the conditions precedent set forth in Sections 7 or 8, as the case may be, are not satisfied or waived on the Closing Date; (ii) it becomes reasonably apparent to such Board that such conditions precedent will not be satisfied or waived by the Effective Time; or (iii) the Board makes a good faith determination that it is not in the best interest of the Fund or its shareholders to consummate the Plan.

11. Survival of Representations and Warranties. The representations and warranties of Funds Trust and Master Trust shall survive the completion of the transactions contemplated herein.

12. Governing Law. This Plan and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of Delaware, except to the extent preempted by federal law, without regard to conflicts of law principles.

13. Amendments. The parties may, by written agreement, amend this Plan or any annex or schedule to this Plan with respect to any Reorganization at any time. This section shall not preclude the parties from changing the Valuation Time, Closing Date or the Effective Time of a Reorganization.

14. Waivers. At any time prior to the Effective Time, Master Trust or Funds Trust may by written instrument signed by it (i) waive the effect of any inaccuracies in the representations and warranties made to it herein or (ii) waive compliance with any of the agreements, covenants or conditions made for its benefit contained herein. Such parties agree that any waiver shall apply only to the particular inaccuracy or requirement for compliance waived, and not any other or future inaccuracy or lack of compliance.

15. Limitation on Liabilities. The obligations of Master Trust or Funds Trust shall not bind any of the Trustees, shareholders, nominees, officers, agents, or employees of Master Trust or Funds Trust personally, but shall bind only the Assets and property of the particular Fund, in respect of which the obligations arise. The execution and delivery of this Plan by the parties’ officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Assets and the property of the Target Fund, Master Portfolio or Acquiring Fund as appropriate.

16. General. This Plan supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the agreement between the parties and may not be changed or terminated orally. The parties may execute this Plan in counterparts, which shall be considered one and the same agreement and shall become effective when the counterparts have been executed by and delivered to all the parties. The headings contained in this Plan are for reference only and shall not affect in any way the meaning or interpretation of this Plan. Nothing in this Plan, expressed or implied, confers upon any other person any rights or remedies under or by reason of this Plan. Neither party may assign or transfer any right or obligation under this Plan without the written consent of the other party.

 | A-10

17. Expenses. Wells Fargo Funds Management hereby agrees to bear all expenses incurred by any party hereto that are not otherwise borne by an affiliated person of Wells Fargo Funds Management (which affiliated persons do not include any series of Funds Trust) in connection with the Reorganization and with this Plan (other than any brokerage or other transaction costs associated with the sale or purchase of portfolio securities in connection with the Reorganization), whether or not the Reorganization is consummated. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

A-11 |

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers designated below to execute this Plan as of the date first written above.

WELLS FARGO FUNDS TRUST
for itself and on behalf of its Target Funds
and on behalf of its Acquiring Funds

ATTEST:

/s/ Johanne Castro

Name: Johanne Castro
Title: Assistant Secretary

BY

/s/ Alexander Kymn

Name: Alexander Kymn
Title: Secretary

WELLS FARGO FUNDS TRUST
WELLS FARGO MASTER TRUST
for themselves and with respect to the Acquiring
Funds and the Master Portfolios that are their series
as listed in Annex A:

ATTEST:

/s/ Johanne Castro

Name: Johanne Castro
Title: Assistant Secretary

BY:

/s/ Alexander Kymn

Name: Alexander Kymn
Title: Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC
(a party to this Plan as to Section 17 only)

ATTEST:

/s/ Johanne Castro

Name: Johanne Castro
Title: Assistant Vice President

BY:

/s/ Paul Haast

Name: Paul Haast
Title: Senior Vice President

 | A-12

ANNEX A REORGANIZATIONS
Wells Fargo Funds Trust Fund (“Target Fund”)	Wells Fargo Master Trust Portfolio (“Master Portfolio”)	Wells Fargo Funds Trust Fund (“Acquiring Fund”)
Small Cap Value Fund	Small Company Value Portfolio	Small Company Value Fund
Class A Class C Class R6 Administrator Class Institutional Class		Class A Class C Class R6 Administrator Class Institutional Class

A-13 |

Exhibit B

COMPARISON OF THE FUNDS’ FUNDAMENTAL INVESTMENT POLICIES

Borrowing
Target Fund	Acquiring Fund
Wells Fargo Small Cap Value Fund	Wells Fargo Small Company Value Fund
The Fund may not borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder.	The Fund may not borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder.

Commodities
Target Fund	Acquiring Fund
Wells Fargo Small Cap Value Fund	Wells Fargo Small Company Value Fund

The Fund may not purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

The Fund may not purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

Concentration
Target Fund	Acquiring Fund
Wells Fargo Small Cap Value Fund	Wells Fargo Small Company Value Fund

The Fund may not purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund’s investments in that industry would equal or exceed 25% of the current value of the Fund’s total assets, provided that this restriction does not limit a Fund’s investments in (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) securities of other investment companies, or (iii) repurchase agreements.

The Fund may not purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund’s investments in that industry would equal or exceed 25% of the current value of the Fund’s total assets, provided that this restriction does not limit a Fund’s investments in (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) securities of other investment companies, (iii) municipal securities, and (iv) repurchase agreements.

Diversification
Target Fund	Acquiring Fund
Wells Fargo Small Cap Value Fund	Wells Fargo Small Company Value Fund

The Fund may not purchase securities of any issuer if, as a result, with respect to 75% of a Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund’s investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies.

The Fund may not purchase securities of any issuer if, as a result, with respect to 75% of a Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund’s investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies.

Issuing Senior Securities
Target Fund	Acquiring Fund
Wells Fargo Small Cap Value Fund	Wells Fargo Small Company Value Fund
The Fund may not issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder.	The Fund may not issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder.

B-1 |

Lending
Target Fund	Acquiring Fund
Wells Fargo Small Cap Value Fund	Wells Fargo Small Company Value Fund

The Fund may not make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of the Fund’s total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

The Fund may not make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third the a Fund’s total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

Real Estate
Target Fund	Acquiring Fund
Wells Fargo Small Cap Value Fund	Wells Fargo Small Company Value Fund

The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Underwriting
Target Fund	Acquiring Fund
Wells Fargo Small Cap Value Fund	Wells Fargo Small Company Value Fund

The Fund may not underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund’s investment program may be deemed to be an underwriting.

The Fund may not underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund’s investment program may be deemed to be an underwriting.

 | B-2

Exhibit C

FINANCIAL HIGHLIGHTS

WELLS FARGO SMALL COMPANY VALUE FUND

Six months ended November 30, 2018 (unaudited)
Class A
Net asset value, beginning of period	$28.60
Net investment income	0.05
Net realized and unrealized gains (losses) on investments	(2.19)
Total from investment operations	(2.14)
Distributions to shareholders from
Net investment income	0.00
Net asset value, end of period	$26.46
Total return[1]	(7.48)%
Ratios to average net assets (annualized)
Gross expenses[2]	1.39%
Net expenses[2]	1.15%
Net investment income[2]	0.42%
Supplemental data
Portfolio turnover rate[3]	86%
Net assets, end of period (000s omitted)	$13,197

1.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
2.	Ratio includes net expenses allocated from the affiliated Master Portfolios which was 0.75%
3.

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

Six months ended November 30, 2018 (unaudited)
Class C
Net asset value, beginning of period	$25.38
Net investment loss	(0.02)
Net realized and unrealized gains (losses) on investments	(1.98)
Total from investment operations	(2.00)
Net asset value, end of period	$23.38
Total return[1]	(7.88)%
Ratios to average net assets (annualized)
Gross expenses[2]	2.14%
Net expenses[2]	1.90%
Net investment loss[2]	(0.32)%
Supplemental data
Portfolio turnover rate[3]	86%
Net assets, end of period (000s omitted)	$1,834

1.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
2.	Ratio includes net expenses allocated from the affiliated Master Portfolios which was 0.75%.
3.

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

C-1 |

Six months ended November 30, 2018 (unaudited)
Class R6
Net asset value, beginning of period	$29.44
Net investment income (loss)	0.13 [1]
Net realized and unrealized gains (losses) on investments	(2.29)
Total from investment operations	(2.16)
Distributions to shareholders from
Net investment income	0.00
Net asset value, end of period	$27.28
Total return[2]	(7.34)%
Ratios to average net assets (annualized)
Gross expenses[3]	0.96%
Net expenses[3]	0.75%
Net investment income (loss)[3]	0.87%
Supplemental data
Portfolio turnover rate[4]	86%
Net assets, end of period (000s omitted)	$464

1.	Calculated based upon average shares outstanding
2.	Returns for periods of less than one year are not annualized.
3.	Ratio includes net expenses allocated from the affiliated Master Portfolios which was 0.75%
4.

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

Six months ended November 30, 2018 (unaudited)
Administrator Class
Net asset value, beginning of period	$29.23
Net investment income	0.08 [1]
Net realized and unrealized gains (losses) on investments	(2.26)
Total from investment operations	(2.18)
Distributions to shareholders from
Net investment income	0.00
Net asset value, end of period	$27.05
Total return[2]	(7.46)%
Ratios to average net assets (annualized)
Gross expenses[3]	1.30%
Net expenses[3]	1.05%
Net investment income[3]	0.51%
Supplemental data
Portfolio turnover rate[4]	86%
Net assets, end of period (000s omitted)	$15,225

1.	Calculated based upon average shares outstanding
2.	Returns for periods of less than one year are not annualized.
3.	Ratio includes net expenses allocated from the affiliated Master Portfolios which was 0.75%
4.

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

 | C-2

Six months ended November 30, 2018 (unaudited)
Institutional Class
Net asset value, beginning of period	$29.40
Net investment income	0.11
Net realized and unrealized gains (losses) on investments	(2.27)
Total from investment operations	(2.16)
Distributions to shareholders from
Net investment income	0.00
Net asset value, end of period	$27.24
Total return[1]	(7.35)%
Ratios to average net assets (annualized)
Gross expenses[2]	1.06%
Net expenses[2]	0.85%
Net investment income[2]	0.71%
Supplemental data
Portfolio turnover rate[3]	86%
Net assets, end of period (000s omitted)	$52,882

1.	Returns for periods of less than one year are not annualized.
2.	Ratio includes net expenses allocated from the affiliated Master Portfolios which was 0.75%
3.

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

C-3 |

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